UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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WAFERGEN BIO-SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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WAFERGEN BIO-SYSTEMS, INC.
34700 Campus Drive
Fremont, California 94555

April 12, 2016
Dear Fellow Stockholder:
You are cordially invited to attend the annual meeting of the stockholders of WaferGen Bio-systems, Inc. on May 25, 2016 at 1:00 p.m. Pacific Time at our offices located at 34700 Campus Drive, Fremont, CA 94555.
Details regarding the meeting and the business to be conducted are described in the accompanying proxy statement. In addition to considering the matters described in the proxy statement, we will report on matters of interest to our stockholders.
Your vote is very important to us and our business. Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The proxy statement explains more about proxy voting, so please read it carefully.
Thank you for being a stockholder of our Company.

Sincerely,

Ivan Trifunovich
Executive Chairman of the Board of Directors

WAFERGEN BIO-SYSTEMS, INC.
34700 Campus Drive
Fremont, California 94555

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2016

To the Stockholders of WaferGen Bio-systems, Inc.:
An annual meeting of the stockholders of WaferGen Bio-systems, Inc., a Nevada corporation (“WaferGen,” the “Company,” “we,” “us” or “our”), will be held on May 25, 2016, at 1:00 p.m. Pacific Time at our offices located at 34700 Campus Drive, Fremont, CA 94555. The purposes of the meeting are to consider and vote on the following proposals:

1.	Elect seven (7) directors to serve for a one-year term until the 2017 annual meeting of the stockholders or until their successors are duly elected and qualified;

2.
Approve a grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to effect a reverse stock split of our outstanding shares of common stock, at any time within one year after stockholder approval is obtained, by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set within this range as determined by our board of directors in its sole discretion;

3.
Amend the WaferGen Bio-systems, Inc., 2008 Stock Incentive Plan to, among other things, increase the number of shares of the Company’s common stock that may be issued pursuant to awards thereunder from 1,214,589 shares to 3,714,589, extend the plan’s expiration date, and re-approve the material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code of 1986;

4.	Ratify the selection of SingerLewak LLP as the Company’s independent auditors to provide audit services to the Company for the fiscal year ending December 31, 2016;

5.	Approve, on a non-binding advisory basis, the compensation paid to our named executive officers; and

6.	Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
Our board of directors is not aware of any other business to come before the annual meeting. Only common stockholders of record at the close of business on April 6, 2016, are entitled to receive notice of, and to vote at, the annual meeting.
A proxy statement providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this Notice of Annual Meeting. These proxy solicitation materials are first being mailed on or about April 20, 2016, to all stockholders entitled to notice of, and to vote at, the annual meeting.

It is important that your shares of the Company are represented at the Annual Meeting. Whether or not your plan to attend the meeting in person, please sign and return the enclosed proxy as soon as possible to ensure that all of your shares will be voted. Additional information about voting is included in the accompanying proxy statement and proxy card.

By Order of the Board of Directors,

Michael P. Henighan
Secretary

Fremont, California
April 12, 2016

TABLE OF CONTENTS

		Page
General		1

About the Annual Meeting and Voting		2

PROPOSAL 1:	APPROVAL OF ELECTION OF DIRECTORS	5
	General	5
	Information about Directors and Nominees	5
	Corporate Governance Matters	7
	Report of the Audit Committee of the Board of Directors	11
	Executive Compensation	12
	2015 Summary Compensation Table	12
	Equity Compensation Plan Information	15
	Employment Agreements	16
	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	18

PROPOSAL 2:	APPROVAL OF DISCRETIONARY AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT OF COMMON STOCK	21

PROPOSAL 3:	APPROVAL OF AMENDMENT OF THE WAFERGEN BIO-SYSTEMS, INC. 2008 STOCK INCENTIVE PLAN	27

PROPOSAL 4:	RATIFICATION OF THE SELECTION OF SINGERLEWAK LLP AS THE COMPANY’S INDEPENDENT AUDITORS TO PROVIDE AUDIT SERVICES TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016	38

PROPOSAL 5:	ADVISORY VOTE ON EXECUTIVE COMPENSATION	40

Cautionary Note Regarding Forward-Looking Statements		41

Stockholder Proposals		41

Certain Relationships and Related Transactions		42

Delivery of Documents to Stockholders Sharing an Address		43

Where You Can Find Additional Information		43

Other Matters		43

Appendix A		A-1

Appendix B		B-1

i

WAFERGEN BIO-SYSTEMS, INC.
______________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
______________________

This proxy statement is furnished in connection with the solicitation on behalf of the board of directors of WaferGen Bio-systems, Inc., a Nevada corporation (“WaferGen,” the “Company,” “we,” “us” or “our”), of proxies to be voted at the annual meeting of stockholders to be held on May 25, 2016, at 1:00 p.m. Pacific Time. The annual meeting will be held at our offices located at 34700 Campus Drive, Fremont, CA 94555. The proxies may also be voted at any adjournments or postponements of the meeting.
The mailing address for our principal executive offices is WaferGen Bio-systems, Inc., 34700 Campus Drive, Fremont, California 94555.
All properly executed written proxies and all properly completed proxies submitted by telephone or Internet that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before completion of voting at the meeting.
Only owners of record of shares of common stock of the Company as of the close of business on April 6, 2016, the “record date,” are entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements of the meeting. Each owner of record is entitled to one vote for each share of common stock held. On the record date, there were 18,753,615 shares of common stock outstanding.
These proxy solicitation materials are first being mailed on or about April 20, 2016, to all stockholders entitled to notice of, and to vote at, the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2016.

The notice of the annual meeting of stockholders and proxy statement are available at
http://www.cstproxy.com/wafergen/2016

ABOUT THE ANNUAL MEETING AND VOTING

What am I being asked to vote on at the meeting?

You will be voting on the following proposals:

1.	To elect seven directors to serve for a one-year term until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified;

2.
To approve a grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to effect a reverse stock split of our outstanding shares of common stock, at any time within one year after stockholder approval is obtained, by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set within this range as determined by our board of directors in its sole discretion;

3.
To amend the WaferGen Bio-systems, Inc., 2008 Stock Incentive Plan to, among other things, increase the number of shares of the Company’s common stock that may be issued pursuant to awards thereunder from 1,214,589 shares to 3,714,589, extend the plan’s expiration date, and re-approve the material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code of 1986;

4.	To ratify the selection of SingerLewak LLP as the Company’s independent auditors to provide audit services to the Company for the fiscal year ending December 31, 2016;

5.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers; and

6.	To transact such other business that may properly come before the annual meeting or any adjournments or postponements thereof.
As described in this proxy statement, the board of directors believes these proposals are in the best interests of our Company and its stockholders.
The board of directors is not aware of any other matters to be brought before the meeting. If any other business is properly raised at the meeting or any adjournments or postponements thereof, the proxy holders may vote any shares represented by proxy in their discretion.
What is a proxy statement and what is a proxy?
A proxy statement is a document that Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal authorization of another person to vote the stock you own. Our board of directors is asking for your proxy. That other person is referred to as a proxy holder. We have designated two of our officers to serve as proxy holders for the annual meeting. All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before completion of voting at the meeting.
What is a stockholder of record?
A stockholder of record or registered stockholder is a stockholder whose ownership of WaferGen common stock is reflected directly on the books and records of our transfer agent, Continental Stock Transfer & Trust Company. If you hold stock through an account with a bank, broker, nominee or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker, nominee or similar organization. We only have access to ownership records for the registered shares.

How do I vote?
It is not necessary to attend the annual meeting to vote. If you are a stockholder of record, you may vote by proxy by mail pursuant to the instructions on the proxy card provided. If you hold shares beneficially in street name, you may vote by proxy by following the voting instruction card provided to you by your broker, bank or nominee. The availability of Internet voting or telephone voting for stockholders whose shares are held in street name may depend on the voting procedures of that organization.
If you are a stockholder of record and you attend the annual meeting, you may vote at the meeting by ballot. If you hold your shares in street name and you wish to vote at the meeting, you must obtain a legal proxy, executed in your favor, from your bank, broker, nominee or other holder of record.
What vote is required to approve the proposals?
With respect to Proposal 1, a director nominee must receive the affirmative vote of a plurality of the votes cast, in person or by proxy, to be elected. In other words, the seven nominees receiving the highest number of votes will be elected.
Proposal 2 will be approved if a quorum is present and shares representing a majority of the voting power of the issued and outstanding common stock as of the record date are voted in favor of the proposal.
Proposals 3, 4 and 5 will be approved if a majority of the votes cast, in person or by proxy, are in favor of the applicable proposal.
A quorum must be present at the annual meeting to conduct any business or approve any of the proposals.
What is a quorum for the annual meeting?
A “quorum” is the presence, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding on the record date and entitled to vote at the meeting. A quorum will be necessary to conduct business at the annual meeting.
What happens if I do not give specific voting instructions?
If you are a stockholder of record and you sign and return a proxy without providing specific voting instructions, then the proxy holders will vote your shares “FOR” the proposals to be presented at the annual meeting, and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the annual meeting.
If you hold shares in street name through a broker, bank or other nominee and do not vote your shares or provide voting instructions, your nominee may generally vote for you on “routine” proposals but not on “non-routine” proposals. If your nominee does not receive instructions from you on how to vote your shares on a non-routine proposal, your nominee will inform the inspector of elections that it does not have authority to vote on the matter with respect to your shares. This is referred to as a “broker non-vote.” Any broker non-vote will be counted as present for determining whether there is a quorum for the annual meeting, but will not be counted as a vote cast at the annual meeting and, therefore, will have no effect on proposals 1, 3, 4 or 5. A broker non-vote will have the same effect as a vote against proposal 2. We do not anticipate broker non-votes on proposals 2 or 4 because we believe that each proposal presented in this proxy statement will be considered a routine proposal under applicable rules.
How are abstentions and broker non-votes treated?
Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions are not counted as votes cast on any proposal considered at the annual meeting and, therefore, will have no effect on any of Proposals 1, 3, 4 or 5. However, because proposal 2 requires the affirmative vote of a majority of the voting power of the issued and outstanding shares of common stock as of the record date, abstentions and broker non-votes will have the same effect as a vote against proposal 2.
What if I want to change my vote?
If you are a stockholder of record, you may change or revoke your proxy any time before it is voted at the annual meeting by:

•	timely delivering a properly executed, later-dated proxy;

•	delivering a written revocation of your proxy to our Secretary, Michael P. Henighan, at our principal executive offices; or

•	voting in person at the meeting.
If you hold your shares beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee following the instructions they provide.
What do I need to do if I plan to attend the meeting in person?
All stockholders must present a form of personal identification in order to be admitted to the meeting. If your shares are held in street name through a bank, broker or other nominee, we may require additional proof of your ownership as of the record date, such as a copy of your brokerage account statement or a copy of your notice or voting instruction card. If you plan to attend the annual meeting and require directions, please contact our Secretary, Michael P. Henighan, at (510) 651-4450.
Do I have a dissenter’s right of appraisal?
Under Nevada law and our governing documents, our common stockholders do not have appraisal rights in connection with this solicitation.
Who pays for solicitation of proxies?
We are paying the cost of soliciting proxies which may include engagement of a proxy solicitor. We may reimburse brokers and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding proxy materials to stockholders. Our directors, officers and employees also may solicit proxies by mail, telephone, facsimile, email and personal contact. They will not receive any compensation for doing so.
Where can I find the voting results of the annual meeting?
We will report voting results of the annual stockholders meeting in a Form 8-K filed with the SEC no later than four business days following the meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General
Set forth below is certain information regarding our directors and executive officers:

Name	Age	Position
Dr. Rolland Carlson	61	Chief Executive Officer, President and Director
Dr. Ivan Trifunovich	53	Executive Chairman of the Board
Dr. R. Dean Hautamaki	53	Director
Makoto Kaneshiro	57	Director
Joel Kanter	59	Director
William McKenzie	64	Director
Robert Schueren	54	Director
Michael P. Henighan	63	Chief Financial Officer, Treasurer and Secretary

Our bylaws provide that the number of directors that shall constitute our board of directors (the “Board” or “Board of Directors”) will be determined from time to time by our Board. The number of directors is currently set at seven. The current term of all of our directors expires at the annual meeting. Accordingly, seven directors will be elected at the annual meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the annual meeting, an event not now anticipated, proxies will be voted for any nominee designated by our Board to fill the vacancy.

Our directors hold office until the earlier of their death, resignation, or removal or until their successors have been duly elected and qualified. All of the director nominees currently are members of our Board, all of the director nominees have been approved and nominated for election by our Board and the director nominees have all consented to serve if elected. Set forth below is information regarding the director nominees, which has been confirmed by each of them for inclusion in this proxy statement.

There are no family relationships among our directors and executive officers.

Information about Directors and Nominees
Background information concerning each of the Board’s nominees for election, as well as information regarding the experience, qualifications, attributes or skills that lead the Board to conclude that the nominee should serve on the Board, is set forth below.
Rolland Carlson, Chief Executive Officer and President.  Dr. Carlson has served as our Chief Executive Officer, President and director since May 2015. Dr. Carlson served as President and Director of Asuragen, Inc., a molecular diagnostic company specializing in personalized diagnostics, from April 2006 to May 2014. Dr. Carlson also served as Chief Executive Officer of Asuragen, Inc. from January 2013 to May 2014 and Chief Operating Officer of Asuragen, Inc. from January 2012 to December 2012. While at Asuragen, Inc., Dr. Carlson founded Mirna Therapeutics, a spin-out of Asuragen, which has developed novel miRNA-based therapeutics currently in Phase I clinical trials for liver and other cancers. Prior to joining Asuragen, Dr. Carlson held several senior positions at Abbott Laboratories, including Vice President, Business Development & Licensing, Global Medical Products and Vice President and Global General Manager of the Vysis, Inc., a wholly-owned subsidiary of Abbott. Earlier in his career, Dr. Carlson was responsible for business development, licensing and strategic planning to establish new pharmaceutical and diagnostic platforms for the pediatric and women’s health channels of the Ross Division of Abbott, and ran Abbott’s global custom biopharmaceutical and specialty generics pharmaceutical business. Dr. Carlson has served on the board of directors of Pristine, Inc. since April 2015. Dr. Carlson received a B.A. in biological sciences, an M.A. in Exercise Physiology and a Ph.D. in Botany from Southern Illinois University - Carbondale. We believe Mr. Carlson’s qualifications to serve on our Board include the perspective and experience he has gained in management of a number of companies in the biosciences industry.
Ivan Trifunovich, Executive Chairman of the Board.  Dr. Trifunovich has served as our Executive Chairman of the Board of Directors since May 2015 and served as our Chief Executive Officer and President from March 2012 until May 2015. Dr. Trifunovich has served as a director since March 2012. Dr. Trifunovich has served as Vice President, Head of Asia Pacific for Exact Sciences Corporation since July 2015. Dr. Trifunovich served as President, Chief Executive Officer and Chairman of the Board of Helicos BioSciences Corporation1 from October 2010 to September 2012. Since August 2008, Dr. Trifunovich has served as a strategic consultant to global companies in the life sciences industry. Previously, Dr. Trifunovich served as the Senior Vice President of Third Wave Technologies, Inc., a molecular diagnostics company, from December 2001 through August 2008. Prior to joining Third Wave Technologies, Inc., Dr. Trifunovich held successive positions as Vice President of e-Business and Vice President of Research Strategy and Operations at Pharmacia Corp. Prior to joining Pharmacia, Dr. Trifunovich was a Director of New Product Marketing at Johnson & Johnson, Inc. He began his career at Bristol-Myers Squibb, Inc. as a bench scientist, where he held several positions of increasing responsibility. Dr. Trifunovich received his Ph.D. in organic chemistry at UCLA and an MBA at the University of Pennsylvania’s Wharton School of Business. We believe Dr. Trifunovich’s qualifications to serve on our Board include the perspective and experience he has gained in management of a number of companies in the life science industry, including his unique familiarity with the Company gained from serving as our president and chief executive officer for the past two years.
Dr. R. Dean Hautamaki, Director.  Dr. Hautamaki has served as our director since May 2007. Since September 2008 he has been a practicing physician with Hautamaki & Horiuchi Personal Physicians of Sarasota, and he has been the Assistant Clinical Professor of Medicine at the Florida State University College of Medicine in Tallahassee, Florida since January 2005. Dr. Hautamaki is Chairman of the Department of Medicine at Sarasota Memorial Hospital in Sarasota, Florida. From September 1997 through December 2005, he was a partner at Lung Associates of Sarasota in Sarasota, Florida. Dr. Hautamaki has authored over 12 papers and presented in several conferences. He also serves on the board of directors of two private biotechnology start-up companies, Fibralign Corporation and First Wave Technologies, Inc. We believe Dr. Hautamaki’s qualifications to serve on our Board include his expertise in the biomedical technology industry and his experience as a practicing physician.
Makoto Kaneshiro, Director.  Mr. Kaneshiro has served as our director since March 2005. Mr. Kaneshiro is a founding member of Genetic Devices, Co., Ltd. in Japan, where he has been an executive vice president and member of the Board since October 2008. From 2003 to 2004, Mr. Kaneshiro was a member of the board of directors of Sega Corporation which was a publicly traded company in Japan. He holds an MBA from Yale University. We believe Mr. Kaneshiro’s qualifications to serve on our Board include his experience in investment management, his experience as a board member of other public companies, and his experience in business development roles at a number of other companies.
Joel Kanter, Director.  Mr. Kanter has served as our director since June 2007. He has been in the financial services industry for over three decades and has focused on providing equity and bridge financing to small and mid-size companies. He has served as President of Windy City, Inc., a privately held investment firm, and as the Chief Executive Officer and President of Walnut Financial Services, Inc., a publicly traded company. Mr. Kanter currently serves on the board of directors of Dr. Tattoff, Inc., Magna-Lab, Inc. and Medgenics, Inc., as well as a number of private concerns, and within the past five years has served on the board of directors of Pet DRx Corporation and Vyteris, Inc. Mr. Kanter has BA degrees in Political Science and in Psychology from Tulane University. We believe Mr. Kanter’s qualifications to serve on our Board include his extensive experience in investment management and his experience serving as an executive and board member of a number of public and private biomedical and other technology companies.
________________
1 In November 2012, Helicos BioSciences Corporation filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code.

William McKenzie, Director.  Mr. McKenzie joined our Board in December 2013. Mr. McKenzie is a business leader with a strong technical background in nucleic acid purification, immunoassay, genetics and clinical lab medicine with over 25 years of experience building new businesses in the global life sciences and diagnostics sectors.  He has served as a senior partner at Upstart Life Science, a management consultancy company, since 2012, and as Vice President and General Manager at Seracare during 2014. Mr. McKenzie held various positions at PerkinElmer from 2005 until 2012, including Business Development Director and Strategic Marketing Director of Molecular Medicine, Global Business Strategist of Genetic Screening, and Vice President and General Manager of Molecular Diagnostics. Prior to that, Mr. McKenzie worked for Millipore in positions of increasing responsibility, most notably as Strategic Marketing Director of Bioscience and General Manager of OEM Healthcare. Mr. McKenzie holds BS and MS degrees in Biology from the University of Massachusetts, is a member of the American Society for Clinical Pathology and is a registered clinical chemist. We believe Mr. McKenzie’s qualifications to serve on our Board include the perspective and experience he has gained in management of a number of companies in the biosciences industry.
Robert Schueren, Director.  Mr. Schueren joined our Board in January 2014. Mr. Schueren has held leadership positions in life science and diagnostic companies for more than two decades. Since April 2013, Mr. Schueren has been IntegenX Inc.’s chief executive officer and a member of its board of directors. Previously he was Vice President and General Manager, Genomics for Agilent Technologies. Prior to joining Agilent in 2010, he was the Global Head of Clinical Biomarkers and Operations, and Deputy Global Head of Molecular Medicine Labs for Genentech, Inc., a company he joined in 2006. Mr. Schueren has a BS degree in pharmacy from Temple University. We believe Mr. Schueren’s qualifications to serve on our Board include the perspective and experience he has gained in management of a number of companies in the life science industry, including as chief executive officer of IntegenX Inc. In January 2014, IntegenX sold us substantially all of the assets of its next generation sequencing library preparation business, including the Apollo 324™ instrument and PrepX™ reagents.
Vote Required

With respect to Proposal 1, a director nominee must receive the affirmative vote of a plurality of the votes cast, in person or by proxy, to be elected. In other words, the seven nominees receiving the highest number of votes will be elected.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.

Corporate Governance Matters
Director Independence
We are currently listed on the NASDAQ Capital Market, and accordingly, in evaluating the independence of the members of the Board, we utilize the rules of the NASDAQ Stock Market.
The Board has determined that Messrs. Kaneshiro, Kanter and McKenzie and Dr. Hautamaki are independent.
Director Nominations. Our Nominating and Corporate Governance Committee considers and recommends candidates for election to the Board and nominees for committee memberships and committee chairs. The Nominating and Corporate Governance Committee recommends director candidates to the full Board for approval.
Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. The Nominating and Corporate Governance Committee seeks men and women from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. However, we do not have a formal policy concerning the diversity of the Board. All director candidates must have time available to devote to the activities of the Board. We also consider the independence of director candidates, including the appearance of any conflict in serving as a director. A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.
Generally, when evaluating and recommending candidates for election to the Board, the Nominating and Corporate Governance Committee will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company. In identifying potential director candidates, the Nominating and Corporate Governance Committee may also seek input from the Board, executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by such directors.
The Nominating and Corporate Governance Committee also will consider qualified candidates for director nominees suggested by our stockholders. Stockholders can suggest qualified candidates for director nominees by submitting the candidate’s name and qualifications in writing to us at the following address: WaferGen Bio-systems, Inc., 34700 Campus Drive, Fremont, California 94555, Attention: Corporate Secretary. The Nominating and Corporate Governance Committee will consider such suggestions for candidates for Board membership, but it is not obligated to include them on our slate of nominees for directors. The Nominating and Corporate Governance Committee does not intend to evaluate candidates proposed by stockholders any differently than other candidates.
Board Leadership Structure. Our Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. Our Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, and other relevant factors. Considering these factors, Dr. Carlson serves as our Chief Executive Officer, Dr. Trifunovich serves as our Executive Chairman of the Board, and Mr. Kanter serves as our Lead Independent Director.
The role of our Lead Independent Director is to, among other things:

•	counsel our Executive Chairman and Chief Executive Officer on issues of interest/concern to the independent directors;

•	coordinate and develop the agenda for and chair executive sessions of our Board’s independent directors;

•	act as principal liaison between our independent directors and our Executive Chairman and Chief Executive Officer on sensitive issues;

•	lead our Board’s annual Chief Executive Officer review process and meet with our Chief Executive Officer to discuss the evaluation;

•	provide our Executive Chairman and Chief Executive Officer with input as to the preparation of the agenda for Board meetings; and

•	advise our Executive Chairman and Chief Executive Officer as to the quantity, quality and timeliness of the flow of information from management to the independent directors.
Board Role in Risk Oversight. The Board administers its risk oversight function directly and through the Audit Committee. The Board and the Audit Committee regularly discuss with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

The Board and Board Committees
The Board met ten times during 2015. During 2015, each director attended 75% or more of the meetings held in the periods during which they served.
The Board has three active standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, all of which comprise solely independent directors.
Audit Committee
Our Audit Committee is authorized to: approve the firm to be engaged as our independent registered public accounting firm for the next fiscal year; review with our independent registered public accounting firm the scope and results of their audit and any related management letter; consult with our independent registered public accounting firm and our management with regard to our accounting methods and adequacy of our internal controls over financial reporting; approve the professional services rendered by our independent registered public accounting firm; review the independence, management consulting services and fees of our independent registered public accounting firm; inquire about significant risks or exposures and methods to minimize such risk; ensure effective use of audit resources; and prepare and supervise the SEC reporting requirements. The Board has adopted an Audit Committee Charter, a copy of which is on our website, www.wafergen.com. The Audit Committee currently consists of Dr. Hautamaki, Mr. Kanter (Chairman) and Mr. McKenzie. The Board has concluded that Mr. Kanter meets the definition of “audit committee financial expert” as such term is defined by SEC rules and has determined that all Audit Committee members were independent under the rules of the NASDAQ Stock Market (see “Director Independence” below). The Audit Committee met five times during 2015.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is appointed by the Board (i) to oversee the selection of new directors, (ii) to oversee the function of the Board in its committees and (iii) to evaluate the Board’s performance as well as the relationship between the Board and our management. The Nominating and Corporate Governance Committee considers several factors in evaluating candidates for nomination to our Board, including the candidate’s knowledge of the Company and its business and the candidate’s business experience and credentials. The Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is available on our website, www.wafergen.com. The Nominating and Corporate Governance Committee currently consists of Dr. Hautamaki, Mr. Kaneshiro (Chairman) and Mr. Kanter. The Nominating and Corporate Governance Committee did not meet during 2015. Our bylaws outline procedures by which stockholders may nominate director candidates and bring business before stockholder meetings.
Compensation Committee
The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of our executive officers and directors. The Compensation Committee, among other things, (i) reviews and approves our compensation programs and arrangements, (ii) determines the objectives of our executive officer compensation programs, (iii) ensures appropriate corporate performance measures and goals regarding executive officer compensation are set and determines the extent to which they are achieved and any related compensation earned and (iv) monitors the administration of our incentive-compensation plans and equity-based plans as in effect and as adopted from time to time by the Board. The Board has adopted a Compensation Committee Charter, a copy of which is available on our website, www.wafergen.com. The Compensation Committee currently consists of Mr. Kaneshiro, Mr. Kanter (Chairman) and Mr. McKenzie. The Compensation Committee met once during 2015.
Since 2011, the Compensation Committee has periodically engaged WNB Consulting, LLC (“WNB”) to provide certain guidelines and advise on certain executive compensation matters.  The Company maintains an Executive Short-Term Incentive Plan (the “Short-Term Plan”) under the Company’s 2008 Stock Incentive Plan, as amended. During 2015, WNB advised the Compensation Committee in establishing goals and target awards for the 2015 year under the

Short-Term Plan, as well as assessing achievement of goals for the 2014 year under the Short-Term Plan for the purpose of determining amounts payable to the Company’s management team.
In addition, in connection with the Company’s appointment of Dr. Carlson as chief executive officer and the creation of an executive chairman position to be initially held by Dr. Trifunovich, the Committee also consulted with WNB to assess appropriate compensation for those positions.
Stockholder Communications with Our Board
You may communicate with any director, the entire Board or any committee of the Board by sending a letter to the director, the Board or the committee, addressed to our Corporate Secretary at WaferGen Bio-systems, Inc., 34700 Campus Drive, Fremont, California 94555. Unless the letter is marked “confidential,” our Corporate Secretary will review the letter, categorize it and forward it to the appropriate person. Any stockholder communication marked “confidential” will be logged as “received” and forwarded to the appropriate person without review.
Code of Business Conduct and Ethics
Our Company’s Board has adopted a Code of Business Conduct and Ethics that applies to, among other persons, our Company’s principal executive officer, principal financial officer and principal accounting officer, as well as persons performing similar functions. As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and promote:

(1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

(3)	compliance with applicable government laws, rules and regulations;

(4)	the prompt internal reporting of violations of Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and

(5)	accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our Company’s personnel shall be accorded full access to our Chief Compliance Officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics. Further, all of our Company’s personnel are to be accorded full access to the Board if any such matter involves an alleged breach of the Code of Business Conduct and Ethics by our president, secretary, and chief financial officer.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our Company, consistent with generally accepted accounting principles, and federal, provincial and state security laws. Any employee who becomes aware of any incident involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our Company’s president, secretary, or chief financial officer. If the incident involves an alleged breach of the Code of Business Conduct and Ethics by the president, secretary, or chief financial officer, the incident must be reported to the Audit Committee. Any failure to report such inappropriate or irregular conduct of other employees is to be treated as a severe disciplinary matter. It is against our Company policy to retaliate against any individual who reports in good faith the violation or potential violation of our Company’s Code of Business Conduct and Ethics by another.

Our Code of Business Conduct and Ethics is available on our website, www.wafergen.com.

Report of the Audit Committee of the Board of Directors

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee is comprised of Dr. R. Dean Hautamaki, Joel Kanter and William McKenzie. None of the members of the Audit Committee is an officer or employee of the Company, and the Board of Directors has determined that each member of the Audit Committee meets the independence requirements promulgated by The NASDAQ Stock Market and the SEC, including Rule 10A-3(b)(1) under the Exchange Act.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal years ended December 31, 2015 and 2014, with management and SingerLewak LLP, the Company’s independent registered public accounting firm for the 2015 and 2014 fiscal years.

The Audit Committee has discussed with SingerLewak LLP the matters required to be discussed by Auditing Standard No. 16 (Communication and Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and currently in effect. In addition, the Committee has received during the past fiscal year the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with SingerLewak LLP its independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the Company for the fiscal year ended December 31, 2015, be included in its Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board.

Dr. R. Dean Hautamaki

Joel Kanter (Chair)

William McKenzie

EXECUTIVE COMPENSATION
Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. The principal elements of our executive compensation program include (a) base salary, (b) discretionary annual cash bonus opportunities and (c) long-term equity compensation. We believe successful long term Company performance is more critical to enhancing stockholder value than short term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long term equity compensation and performance-based bonus opportunities over base annual salaries.

The following table presents summary information regarding the compensation of (i) both persons who served as our principal executive officer during the year ended December 31, 2015, and (ii) our two other executive officers who served as executive officers during the year ended December 31, 2015 (such officers are referred to herein as our “Named Executive Officers”), which we paid to the Named Executive Officers for the years ended December 31, 2015 and 2014.

2015 Summary Compensation Table

(a) Name and Principal Position	(b) Fiscal Year	(c) Salary ($)	(e) Stock Awards(5) ($)	(f) Option Awards(6) ($)	(g) Nonequity incentive plan compensation(7) ($)	(i) All Other Compensation ($)	(j) Total ($)
Rolland Carlson	2015	$ 225,381(1)	$189,000	$424,050	$61,980	—	$900,411
Chief Executive Officer, President and Director	2014	—	$—	$—	$—	—	$—
Ivan Trifunovich	2015	$ 244,091(2)	$—	$502,951	$67,125	—	$814,167
Executive Chairman, former Chief Executive Officer and President	2014	$ 360,000(2)	$—	$784,107	$180,000	—	$1,324,107
Michael P. Henighan	2015	$ 220,000(3)	$83,000	$—	$36,300	—	$339,300
Chief Financial Officer	2014	$ 77,917(3)	$—	$98,938	$23,300	—	$200,155
Keith Warner	2015	$ 167,917(4)	$166,000	$—	$—	$ 187,190(8)	$521,107
Former Chief Operating Officer	2014	$ 118,598(4)	$—	$247,348	$48,900	—	$414,846
__________

(1)	Dr. Carlson joined the Company on May 11, 2015, and his annual salary of $350,000 commenced on that date pursuant to such executive officer’s employment agreement with us.

(2)
Dr. Trifunovich joined the Company on March 8, 2012, and his annual salary of $360,000 commenced on that date pursuant to such executive officer’s employment agreement with us. On May 11, 2015, he resigned as President and Chief Executive Officer and assumed the role of Executive Chairman, for which he receives an annual salary of $180,000.

(3)	Mr. Henighan joined the Company on August 25, 2014, and his annual salary of $220,000 commenced on that date pursuant to such executive officer’s employment agreement with us.

(4)
Mr. Warner joined the Company on August 14, 2014, and his annual salary of $310,000 commenced on that date pursuant to such former executive officer’s employment agreement with us. Mr. Warner’s employment terminated effective July 15, 2015.

(5)
Amounts in this column reflect the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB ASC Topic 505, excluding the impact of estimated forfeitures related to service-based vesting conditions.

(6)
Amounts in this column reflect the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB ASC Topic 718, using a Black-Scholes valuation model, excluding the impact of estimated forfeitures related to service-based vesting conditions. The assumptions used in the valuation of these awards are set forth in Note 9 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 25, 2016. A description of the material terms of each grant is provided in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End 2015” table below.

(7)
Amounts in this column reflect incentive plan compensation awarded pursuant to our Executive Short-Term Incentive Program. The awards were payable based on 50% of Dr. Carlson’s base salary, 50% of Dr. Trifunovich’s base salary, 30% of Mr. Henighan’s base salary and 40% of Mr. Warner’s base salary, with awards pro-rated for their period of employment with us and no awards being payable should the executive be no longer employed by the Company at the end of the year. Awards were based upon achievement of goals related to our revenue and new product release in 2015, for which 55% of target was achieved, and to revenue and capital raising in 2014, for which 100% of target was achieved.

(8)
Mr. Warner’s employment with the Company terminated effective July 15, 2015. Pursuant to the terms of his employment agreement, the Company paid Mr. Warner $161,548 in severance payments and $25,642 for accrued vacation in 2015, and will pay such former executive officer $70,952 in severance payments in 2016.

Outstanding Equity Awards at Fiscal Year-End 2015

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities			Number of	Market Value of
	Underlying	Underlying	Option		Shares or Units	Shares or Units
	Unexercised	Unexercised	Exercise	Option	of Stock that	of Stock that
	Options	Options	Price	Expiration	Have Not	Have Not
Name	Exercisable (#)	Unexercisable (#)	($)	Date	Vested (#)	Vested ($) (1)
Rolland Carlson	—	150,000 (2)	3.78	5/12/2022	50,000 (3)	$36,500
Ivan Trifunovich	3,018	— (4)	139.15	3/8/2019	—	—
	79,558	— (4)	14.00	5/29/2021	—	—
	211,662	— (4)	3.19	1/2/2022	—	—
Michael P. Henighan	11,778	16,488 (5)	4.60	8/27/2021	20,000 (6)	$14,600
Keith Warner (7)	—	—	—	—	—	—
__________

(1)	The market value of unvested and unearned shares of restricted stock and restricted stock units is based on the closing price of our common stock on December 31, 2015.

(2)
Represents the unvested portion of an option that vests over a three-year period commencing on May 12, 2015, with one-third of the options vesting on the first anniversary of the vesting commencement date and the remaining two-thirds vesting in eight quarterly installments over the following two years, subject to Dr. Carlson’s continued employment with the Company through each vesting date.

(3)
Represents the unvested portion of a restricted stock unit granted on May 12, 2015, with one-third of the options vesting on each of May 29, 2016, May 29, 2017 and May 29, 2018, subject to Dr. Carlson’s continued employment with the Company through each vesting date.

(4)
Represents the unvested portion of an option that vested over a three-year period commencing on March 8, 2012 (the date on which Dr. Trifunovich’s employment commenced), with one-third of the options vesting on the first anniversary of the vesting commencement date and the remaining two-thirds vesting in eight quarterly installments over the following two years, subject to Dr. Trifunovich’s continued employment with the Company through each vesting date.

(5)
Represents the unvested portion of an option granted on August 27, 2014, that vests over a three-year period, with one-third of the options vesting on the first anniversary of the grant date and the remaining two-thirds vesting in eight quarterly installments over the following two years, subject to Mr. Henighan’s continued employment with the Company through each vesting date.

(6)
Represents the unvested portion of a restricted stock unit granted on April 29, 2015, with one-third of the options vesting on each of May 29, 2016, May 29, 2017 and May 29, 2018, subject to Mr. Henighan’s continued employment with the Company through each vesting date.

(7)	Effective July 15, 2015, 70,666 unvested options with an exercise price of $4.60 and 40,000 unvested restricted stock units were forfeited.

Director Compensation
The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2015.

	(b) Fees Earned
	or Paid		(c) Stock	(g) All Other
	in Cash (1)		Awards (3)	Compensation		(h) Total
(a) Name	($)		($)	($)		($)
Dr. R. Dean Hautamaki	10,000		15,000	—		25,000
Makoto Kaneshiro	10,000		15,000	—		25,000
Joel Kanter	15,000	(2)	15,000	—		30,000
William McKenzie	10,000		15,000	—		25,000
Robert Schueren	10,000		15,000	30,000	(4)	55,000
__________

(1)	Amounts in this column reflect an annual cash retainer of $10,000 payable annually to each non-employee director.

(2)	Reflects an additional $5,000 payable annually to the Chairman of the Board and the Chairman of the Audit Committee.

(3)
Amounts in this column reflect the aggregate grant date fair value of stock awards granted in the fiscal year computed using the Company’s closing stock price on the award date, excluding the impact of estimated forfeitures related to service-based vesting conditions. On January 2, 2015, each director was awarded RSUs with a value of $15,000 on that date, based on a closing share price of $3.19. The stock vested on December 31, 2015, with the number vesting computed on a pro rata basis over the period of service should the non-employee director resign before the end of the year. As of December 31, 2015, there were no outstanding stock awards held by any non-employee director, and the aggregate number of outstanding options held by each non-employee director who served during 2015 was 699 for Dr. Hautamaki, 417 for Mr. Kaneshiro, 467 for Mr. Kanter, and none for Messrs. McKenzie and Schueren.

(4)	Mr. Schueren earns $2,500 per month for consultancy services to the Company under an ongoing consultancy agreement that commenced on February 1, 2014.

Effective as of February 12, 2014, the Board approved the following annual compensation for all non-employee directors for 2014 and future years:

•
Each non-employee director shall receive an annual cash retainer of $10,000. The Chairman of the Board and the Chairman of the Audit Committee shall each receive an additional annual cash retainer of $5,000; and

•
On the first trading day of each fiscal year, each non-employee director shall be granted restricted stock units or deferred stock units having a value of $15,000; for 2014, and only for 2014, the Board set the grant date as the date of the annual meeting of stockholders.

Non-employee directors are also reimbursed for all out-of-pocket expenses, if any, related to attending Board meetings.

Equity Compensation Plan Information

The following table sets forth information regarding our compensation plans under which equity securities are authorized for issuance to our employees as of December 31, 2015:

Number of
Securities
Remaining
	Number of			Available for
	Securities to			Future Issuance
	Be Issued			Under Equity
	Upon			Compensation
	Exercise of		Weighted‑Average	Plans
	Outstanding		Exercise Price of	(Excluding
	Options,		Outstanding	Securities
	Warrants and		Options, Warrants	Reflected in
	Rights		and Rights	Column (a))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by security holders	299,172	(1)	$15.91	$437,444
Equity compensation plans not approved by security holders	178,266	(2)	3.91	—
Total	477,438		$11.43	$437,444

(1)	Does not reflect 400,676 restricted stock units that do not have an exercise price.

(2)
In connection with our entrance into an employment agreement in August 2014 with Michael P. Henighan, our chief financial officer, we granted Mr. Henighan certain inducement option awards. Subject to certain adjustments, Mr. Henighan’s award agreement grants him options to purchase up to 28,266 shares of our common stock at a price of $4.60 per share. In connection with our entrance into an employment agreement in May 2015 with Rolland Carlson, our chief executive officer, we granted Mr. Carlson certain inducement option awards. Subject to certain adjustments, Mr. Carlson’s award agreement grants him options to purchase up to 150,000 shares of our common stock at a price of $3.78 per share. Both options vest over three years, with one-third of the options vesting on the first anniversary of the grant date and the remaining two-thirds vesting in eight quarterly installments over the following two years, subject to the applicable employee’s continued employment with the Company through each vesting date. Does not reflect 50,000 inducement restricted stock units that do not have an exercise price that were awarded to Mr. Carlson in connection with our entrance into an employment agreement in May 2015.

Employment Agreements
Rolland Carlson
In connection with Dr. Carlson’s appointment as our Chief Executive Officer, President and director, we entered into an executive employment agreement, effective May 11, 2015. Under the employment agreement, Dr. Carlson receives an annual base salary of $350,000 per year, and he is eligible to earn an annual performance bonus of up to 50% of his then current base salary in accordance with an annual incentive plan to be established by the Company’s compensation committee or the Board. In addition, under the employment agreement and as an inducement to join the Company, Dr. Carlson received an inducement option grant to purchase 150,000 shares of our common stock. This option vests over a period of three (3) years, with one-third of the shares subject to the option vesting on the first anniversary of the grant date, and the remaining two-thirds of the shares subject to the option vesting in eight (8) equal quarterly installments over two years following the one-year anniversary of the grant date (for a three-year vesting period in total), subject to Dr. Carlson’s continued employment with the Company through each vesting date. Dr. Carlson also received an inducement restricted stock unit award covering 50,000 shares of our common stock. This restricted stock unit award vests over a period of three (3) years in three equal installments on May 29 of each of 2016, 2017 and 2018 subject to Dr. Carlson’s continued employment with the Company through each vesting date.
In addition, in the event Dr. Carlson is terminated without cause or resigns for good reason, he is entitled to (1) 12 months of his then-current base salary, of which one-half of such amount shall be paid in a single lump-sum amount, less applicable withholdings, and the remaining one-half of such amount shall be paid in the form of salary continuation on the Company’s regular payroll schedule, less applicable withholdings, over 12 months, and (2) payment of COBRA premiums up to 18 months. Dr. Carlson’s entitlement to such severance amounts are subject to his execution of a release of claims in favor of the Company.
Ivan Trifunovich
In connection with Dr. Trifunovich’s appointment as our President, Chief Executive Officer and director, we entered into an executive employment agreement, effective March 8, 2012. In connection with his transition to Executive Chairman Dr. Trifunovich’s employment agreement was amended in May 2015 to, among other things, change his position to Executive Chairman and make the term of the agreement run through June 30, 2016. Under the employment agreement, through June 30, 2015, Dr. Trifunovich received an annual base salary of $360,000 per year and beginning July 1, 2015, his annual base salary is reduced to $180,000 per year, and he is eligible to earn an annual performance bonus of up to 50% of his then current base salary in accordance with an annual incentive plan to be established by the Company’s compensation committee or the Board. In addition, under the employment agreement, Dr. Trifunovich was granted an initial option grant of 3,018 shares of our common stock with an exercise price equal to $139.15 per share, with one-third of the shares subject to the option vesting on the first anniversary of Dr. Trifunovich’s employment with the Company and the remaining shares vesting in eight equal quarterly installments over the two years following the first anniversary of the grant date. Until May 2015 Dr. Trifunovich was entitled to additional option awards at the beginning of each year as necessary to bring the cumulative number of options awarded to him to 5% of the Company’s outstanding shares, computed on a fully diluted basis (the “Option Percentage”) pursuant to the terms of his employment agreement, at the time of each such grant, with a vesting commencement date and vesting schedule identical to his initial option grant (such that options awarded more than three years after his employment date will be fully vested on the grant date). Following May 2015 the Option Percentage was reduced to 2.5%. All of Dr. Trifunovich’s unvested options granted under his employment agreement will accelerate in the event of a change of control or if his employment is terminated (except in the case of his resignation without good reason or his termination by the Company for cause).
In addition, in the event Dr. Trifunovich is terminated without cause or resigns for good reason, he is entitled to 24 months of his then-current base salary, of which one-half of such amount shall be paid in a single lump-sum amount, less applicable withholdings, and the remaining one-half of such amount shall be paid in the form of salary continuation on the Company’s regular payroll schedule, less applicable withholdings, over 18 months. In addition, if he is terminated without cause or resigns for good reason within 3 months prior to or 12 months following a change of control of the Company, he is also entitled to receive an additional supplemental severance payment equal to the product of (i) 50% of his then-current base salary, multiplied by (ii) two, which supplemental severance payment amount shall be paid in a single lump-sum amount, less applicable withholdings. Dr. Trifunovich’s entitlement to such severance amounts are subject to his execution of a release of claims in favor of the Company.
Dr. Trifunovich is eligible to participate in a long-term incentive plan established by the Company under which he is entitled to receive a cash payment in connection with a change in control of the Company that occurs while he is employed by the Company or within six months thereafter. Under such plan, in the event of a change in control of the Company, Dr. Trifunovich will be entitled to a cash payment upon a change of control based on the aggregate equity transaction value in such change of control transaction, as follows: (a) for a transaction with an aggregate equity transaction value of more than $50 million, and up to $75 million, he will be entitled to receive a cash payment equal to 1% of the aggregate equity transaction value; (b) for the portion, if any, of the aggregate equity transaction value in excess of $75 million and up to $100 million, he will be entitled to receive a cash payment equal to 2% of such portion of the aggregate equity transaction value; (c) for the portion, if any, of the aggregate equity transaction value in excess of $100 million and up to $150 million, he will be entitled to receive a cash payment equal to 3% of such portion of the aggregate equity transaction value; and (d) for the portion, if any, of the aggregate equity transaction value in excess of $150 million, he will be entitled to receive a cash payment equal to 5% of such portion of the aggregate equity transaction value.
Dr. Trifunovich’s employment agreement also provides that if a distribution is made of any of the assets (including cash) of the Company to holders of any class of capital stock by reason of their ownership thereof, including any distribution made in connection with a Change of Control (as defined in the agreement) during Dr. Trifunovich’s employment or within six months following termination, in such case, Dr. Trifunovich will have the right to receive a payment from the Company in connection with each such distribution equal to the amount, if any, by which (i) 5% of the total distribution amount exceeds (ii) the amount paid to him in such distribution with respect to compensatory equity interests then held by him less the exercise or other purchase price paid or payable by him for such equity interests; provided that in connection with any distribution following termination the percentages used to calculate the payment due would be reduced to 2.5%.
Dr. Trifunovich will be entitled to tax gross up payments in the event any payments due to him under the employment agreement would be subject to the excise tax imposed by Internal Revenue Code Section 4999. Dr. Trifunovich also has signed and agreed to be bound by the terms of the Company’s proprietary information and inventions assignment agreement.
Keith Warner
Mr. Warner served as our Chief Operating Officer from August 2014 until July 2015. In connection with Mr. Warner’s appointment, we entered into an executive employment agreement, effective August 13, 2014. Under the employment agreement, Mr. Warner received an annual base salary of $310,000 per year, and he was eligible to earn an annual performance bonus of up to 40% of his then current base salary in accordance with an annual incentive plan to be established by the Company’s compensation committee or the Board. In addition, under the employment agreement and as an inducement to join the Company, Mr. Warner received an inducement option grant to purchase 70,666 shares of our common stock, which equaled one and one-quarter percent (1.25%) of our then outstanding common stock calculated on an as-converted basis taking into account any outstanding convertible preferred stock on such date. This option had an exercise price of $4.60, which was the closing market price on the grant date, and vested over a period of three (3) years, with one-third of the shares subject to the option vesting on the first anniversary of the grant date, and the remaining two-thirds of the shares subject to the option vesting in eight (8) equal quarterly installments over two years following the one-year anniversary of the grant date (for a three-year vesting period in total), subject to Mr. Warner’s continued employment with the Company through each vesting date.
As a result of our determination to eliminate the Chief Operating Officer position, Mr. Warner’s employment was terminated effective as of July 15, 2015. In connection therewith and pursuant to his employment agreement, Mr. Warner signed a release of claims in favor of the Company and became entitled to receive the following severance benefits: (1) nine months of his then-current base salary, of which one-half of such amount is payable in a single lump-sum amount, less applicable withholdings, and the remaining one-half of such amount is payable in the form of salary continuation on the Company’s regular payroll schedule, less applicable withholdings, over nine months, and (2) payment of COBRA premiums up to 18 months.
Michael Henighan
Mr. Henighan has served as our Chief Financial Officer since August 2014. In connection with Mr. Henighan’s appointment, we entered into an executive employment agreement with Mr. Henighan, effective August 25, 2014. Under the employment agreement, Mr. Henighan receives an annual base salary of $220,000 per year, and he is eligible to earn an annual performance bonus of up to 30% of his then current base salary in accordance with an annual incentive plan to be established by the Company’s compensation committee or the Board. In addition, under the employment agreement and as an inducement to join the Company, Mr. Henighan received an inducement option grant to purchase 28,266 shares of our common stock, which equaled one-half percent (0.50%) of our then outstanding common stock calculated on an as-converted basis. This option has an exercise price of $4.60, which was the closing market price on the grant date, and vests over a period of three (3) years, with one-third of the shares subject to the option vesting on the first anniversary of the grant date, and the remaining two-thirds of the shares subject to the option vesting in eight (8) equal quarterly installments over two years following the one-year anniversary of the grant date (for a three-year vesting period in total), subject to Mr. Henighan’s continued employment with the Company through each vesting date.
In addition, in the event Mr. Henighan is terminated without cause or resigns for good reason, he is entitled to (1) six months of his then-current base salary, of which one-half of such amount shall be paid in a single lump-sum amount, less applicable withholdings, and the remaining one-half of such amount shall be paid in the form of salary continuation on the Company’s regular payroll schedule, less applicable withholdings, over six months, and (2) payment of COBRA premiums up to six months. Mr. Henighan’s entitlement to such severance amounts are subject to his execution of a release of claims in favor of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who, to our knowledge, owns more than 5% of our common stock, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is: c/o WaferGen Bio-systems, Inc., 34700 Campus Drive, Fremont, CA 94555. Shares of our common stock issuable upon the vesting of restricted stock units within 60 days of March 31, 2016, the conversion of Series 2 Convertible Preferred Stock or subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of March 31, 2016, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such restricted stock units, Series 2 Convertible Preferred Stock, options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person.

	Number of
	Shares		Percentage
	Beneficially		Beneficially
Name of Beneficial Owner	Owned		Owned (1)
5% Holders:
Affiliates of Sabby Management, LLC	1,907,366	(2)	9.96%
Directors and Executive Officers:
Ivan Trifunovich	586,583	(3)	3.03%
Rolland Carlson	466,666	(4)	2.45%
Joel Kanter	33,533	(5)	*
Michael P. Henighan	23,154	(6)	*
Dr. R. Dean Hautamaki	7,179	(7)	*
Makoto Kaneshiro	6,221	(8)	*
William McKenzie	5,773	(9)	*
Robert A. Schueren	5,759	(10)	*
Directors and Executive Officers as a Group (8 persons)	1,134,868		5.78%
__________

*	Less than 1%

(1)	Based on 18,753,615 shares of our common stock issued and outstanding as of March 31, 2016.

(2)
Consists of 1,145,830 shares of common stock and 400,000 shares of common stock issuable on the conversion of 40 shares of Series 2 Convertible Preferred Stock beneficially owned by Sabby Healthcare Master Fund, Ltd. (“Sabby Healthcare”), over which Sabby Healthcare has shared voting and investment powers, and 361,536 shares of common stock beneficially owned by Sabby Volatility Warrant Master Fund, Ltd. (“Sabby Warrant”), over which Sabby Warrant has shared voting and investment powers. Sabby Management, LLC (“Sabby Management”) and Hal Mintz, who is manager of Sabby Management, beneficially own, and have shared voting and investment powers over, 1,507,366 shares of common stock and 400,000 shares of common stock issuable on the conversion of Series 2 Convertible Preferred Stock. Does not include 3,900,000 shares of common stock issuable on the conversion of 390 shares of Series 2 Convertible Preferred Stock and 7,336,000 shares of common stock issuable upon the exercise of warrants held by Sabby Healthcare or 3,224,000 shares of common stock issuable upon the exercise of warrants held by Sabby Warrant. The provisions of such Series 2 Convertible Preferred Stock restrict their conversion to the extent that, after giving effect to such conversion, the holder of the Series 2 Convertible Preferred Stock and such holder’s affiliates and any other person or entities with which such holder would constitute a group would beneficially own in excess of 9.98% of the number of shares of WaferGen common stock outstanding immediately after giving effect to such conversion as a result of which such Series 2 Convertible Preferred Stock are not currently convertible. The provisions of such warrants restrict their exercise to the extent that, after giving effect to such exercise, the holder of the warrants and such holder’s affiliates and any other person or entities with which such holder would constitute a group would beneficially own in excess of 4.99% of the number of shares of WaferGen common stock outstanding immediately after giving effect to such exercise as a result of which such warrants are not currently exercisable. The address for Sabby Management and Mr. Mintz (c/o Sabby Management) is 10 Mountainview Road, Suite 205, Upper Saddle River, NJ 07458 and the address for each of Sabby Healthcare and Sabby Warrant is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. This information has been obtained from the Schedule 13G/A filed by Sabby Healthcare, Sabby Warrant, Sabby Management and Mr. Mintz on January 11, 2016.

(3)
Consists of 586,583 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. A description of arrangements under which Dr. Trifunovich may become entitled to receive additional options is provided above under the heading “EXECUTIVE COMPENSATION—Employment Agreements.”

(4)
Consists of (i) 200,000 shares of common stock, (ii) 16,666 shares of restricted stock that vest within 60 days, (iii) 200,000 shares of common stock issuable upon the exercise of currently exercisable warrants and (iv) 50,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes 33,334 shares of restricted stock that do not vest within 60 days and 100,000 shares of common stock issuable upon the exercise of options that are not exercisable within 60 days.

(5)
Consists of (i) 7,005 shares of common stock, (ii) 444 shares of common stock issuable upon the exercise of currently exercisable warrants, (iii) 467 shares of common stock issuable upon the exercise of options that are exercisable within 60 days, (iv) 13,980 shares of common stock held by the Kanter Family Foundation, and (v) 11,637 shares of common stock issuable upon exercise of currently exercisable warrants held by the Kanter Family Foundation. Mr. Kanter has voting control and investment power over, but disclaims beneficial ownership of, the securities owned by the Kanter Family Foundation. Excludes 20,833 shares of restricted stock that do not vest within 60 days.

(6)
Consists of (i) 6,666 shares of restricted stock that vest within 60 days and (ii) 16,488 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes 13,334 shares of restricted stock that do not vest within 60 days and 61,778 shares of common stock issuable upon the exercise of options that are not exercisable within 60 days.

(7)
Consists of (i) 699 shares of common stock issuable upon the exercise of options that are exercisable within 60 days, and (ii) 6,480 shares of common stock held by Cojack Investment Opportunities, LLC (“Cojack”). Excludes 20,833 shares of restricted stock held as nominee for the benefit of Cojack that do not vest within 60 days.

(8)
Consists of (i) 5,804 shares of common stock, and (ii) 417 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes 20,833 shares of restricted stock that do not vest within 60 days.

(9)	Comprises 5,773 shares of common stock. Excludes 20,833 shares of restricted stock that do not vest within 60 days.

(10)
Comprises 5,759 shares of common stock held by Montclaire Partners LLC. Excludes 20,833 shares of restricted stock held as nominee for the benefit of Montclaire Partners LLC that do not vest within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and certain officers and persons who own more than 10% of our outstanding shares of common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the reports that were filed and written representations that such reports accurately reflect all reportable transactions and holdings, we believe that all forms required to be filed by Section 16(a) during the 2015 fiscal year were filed on a timely basis except as described below:

Name	No. of Late Reports	No. of Transactions That Were Not Reported on a Timely Basis	Failure to File a Required Form
Michael P. Henighan	1	1	0
Keith Warner	1	1	0

PROPOSAL NO. 2
APPROVAL OF DISCRETIONARY AMENDMENT TO ARTICLES OF
INCORPORATION TO EFFECT REVERSE STOCK SPLIT OF COMMON STOCK
Our Board has adopted a resolution approving and recommending to the Company’s stockholders for their approval a proposal to grant our Board discretionary authority to amend our Amended and Restated Articles of Incorporation to effect a reverse split of our outstanding shares of common stock within a range of one share of common stock for every two (2) shares of common stock to one share of common stock for every ten (10) shares of common stock, with the exact reverse ratio to be set within this range as determined by the Board in its sole discretion prior to the effective time of the reverse stock split.
If the stockholders approve this Proposal 2, the Board will have the authority to decide, at any time within one year after stockholder approval is obtained, whether to implement the reverse stock split and the precise ratio of the reverse stock split. If the Board decides to implement the reverse stock split, the reverse stock split will become effective upon the filing of the amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada (the “Reverse Split Amendment”).
The Board reserves the right, even after stockholder approval, to abandon the proposed Reverse Split Amendment if the Board determines that it is not in the best interests of the Company and its stockholders. If the Reverse Split Amendment is not implemented by the Board within one year after stockholder approval is obtained, the proposal will be deemed abandoned, without any further effect.
The form of the proposed Reverse Split Amendment to accomplish the reverse stock split is attached to this proxy statement as Appendix A.
Background and Reasons For the Reverse Stock Split
The primary objectives of the Board for the reverse stock split are to (1) raise the per share trading price of our common stock to a level that would meet the minimum required to obtain listing of our common stock on a national securities exchange and that would be more attractive to investors and (2) increase the number of common shares available for issuance for future financing and business purposes.
Our common stock is currently listed on the Nasdaq Capital Market. On December 21, 2015, the Company received a notification letter from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that, for the 30 consecutive business days ended December 18, 2015, the bid price for the Company’s common stock has closed below the minimum $1.00 per share bid price requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Rule”). Nasdaq’s notification letter had no immediate effect on the listing or trading of the Company’s common stock. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until June 20, 2016, to regain compliance with the Rule. If, at any time before June 20, 2016, the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide notice to the Company that it complies with the Rule. As of April 11, 2016, the closing price of the Company’s common stock as reported on the Nasdaq Capital Market was $0.58 and the Company’s common stock has not closed above $1.00 since before the Company received Nasdaq’s December 21, 2015, letter.
If the Company does not regain compliance with the Rule by June 20, 2016, but meets the Nasdaq Capital Market initial inclusion criteria set forth in Nasdaq Listing Rule 5505, except for the minimum $1.00 per share bid price requirement, the Company will be granted an additional 180-calendar day compliance period. If the Company does not regain compliance with the Rule by June 20, 2016 and is not eligible for an additional compliance period at that time, Nasdaq staff will provide written notification to the Company that its common stock will be delisted. At that time, the Company may appeal the Nasdaq staff’s delisting determination to a Nasdaq Listing Qualifications Panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules.

The Board currently believes it is in the best interests of the Company and its stockholders for the Company’s common stock to trade on the Nasdaq Capital Market. Accordingly, the primary purpose of seeking shareholder approval for a reverse stock split is to enable us to implement a reverse stock split should it be required to regain compliance with the Rule.
Our Board also believes the anticipated increase in the trading price of our common stock resulting from the reverse stock split could make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Our Board believes that the reverse stock split may make our common stock a more attractive and cost effective investment for many investors, which may enhance the liquidity of the holders of our common stock. We cannot provide any assurance that our minimum bid price would be or remain following the reverse stock split over the minimum bid price requirement of any such stock exchange or that we will otherwise quality for such a listing.
Accordingly, our Board believes that granting our Board authority to effect a reverse stock split is advisable and the best interests of the Company and our stockholders.
The reverse stock split would also reduce the number of shares of common stock outstanding without reducing the total number of authorized shares of common stock. As a result, we would have a larger number of authorized but unissued common shares. Our Board believes that it is advisable and in the best interests of the Company and our stockholders to have available additional authorized but unissued common shares in order to maintain flexibility to use such shares for future financing and business purposes. However, we do not currently have any plans, arrangements or understandings relating to the issuance of any of the newly authorized shares that would be available as a result of the proposed reverse stock split.
Board Discretion to Implement the Reverse Stock Split
The Board believes that having the discretion to determine the exact reverse split ratio within the specified range of one-for-two to one-for-10 provides the flexibility to implement the reverse stock split in a manner designed to achieve the desired results of the reverse stock split. In determining whether to implement the reverse stock split and the precise reverse stock split ratio, if any, the Board may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;

•	the number of shares of common stock outstanding;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;

•	the impact on the Company’s capitalization, including the number of authorized but unissued common shares resulting from the ratio; and

•	prevailing general market and economic conditions.
In determining the reverse split ratio, the Board would seek to set the ratio at a level that is in the best interests of the Company and its stockholders at the time of the reverse stock split.
Principal Effects of the Reverse Stock Split
Effect on Issued and Outstanding Common Stock. Depending on the ratio for the reverse stock split determined by our Board, a minimum of two and a maximum of ten shares of existing common stock will be combined into one new share of common stock. Based on 18,753,615 shares of common stock issued and outstanding as of March 31, 2016, immediately following the reverse stock split the Company would have approximately 9,376,807 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-2, and 1,875,362 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-10. Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding following the transaction between 1,875,362 and 9,376,807 shares.
The actual number of shares issued after giving effect to the reverse stock split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board of Directors.
The reverse stock split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split will be rounded up to the next whole number. In addition, the reverse stock split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
Effect on Authorized Shares of Common Stock. The reverse stock split will not change the number of authorized shares of common stock under the Company’s Amended and Restated Articles of Incorporation. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Our Amended and Restated Articles of Incorporation currently authorizes us to issue a maximum of 300,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share.
By increasing the number of authorized but unissued shares of common stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or its stockholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts or diluting the holdings of a potential bidder. By potentially discouraging initiation of any such unsolicited takeover attempts the reverse split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the company’s business. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.
Effect on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities. Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be adjusted proportionately based upon the reverse stock split ratio determined by the Board, subject to our treatment of fractional shares.
Par Value of Common Stock and Accounting Matters. The reverse stock split will not affect the par value of our common stock, which will remain at $0.001 per share. As a result, as of the effective time of the reverse stock split, the stated capital attributable to our common stock on the Company’s balance sheet (which consists of the par value per share of our common stock multiplied by the aggregate number of the issued shares of common stock) will be reduced proportionately based on the reverse stock split ratio selected by the Board, and the additional paid-in-capital account (which consists of the difference between the Company’s stated capital and the aggregate amount paid to us upon the issuance of all currently issued shares of common stock) will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our common stock will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.
Not a Going Private Transaction. Because fractional shares resulting from a reverse stock split would be rounded up, implementation of a reverse stock split would not change the number of record holders. The Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Financial Statements
Our audited financial statements and certain other financial information for the fiscal year ended December 31, 2015 are incorporated by reference into this proxy statement, as described below under the heading “Where You Can Find Additional Information.” Representatives of SingerLewak LLP, our independent registered public accounting firm for 2014 and 2015, are expected to be present at the annual meeting.
Risks Associated with Reverse Stock Split
A primary objective of the proposed reverse stock split is to combine the issued and outstanding shares of common stock into a smaller number of shares so that the shares of common stock will trade at a higher price per share than recent trading prices. Although the Company expects that the reverse stock split would result in an increase in the market price of our common stock, the reverse stock split may not increase the market price of our common stock in proportion to the reduction in the number of issued shares of common stock or result in the permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in the Company’s reports filed with the SEC. If the reverse stock split is accomplished and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split.
Although the Board believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

•
The reduced number of outstanding shares of common stock resulting from a reverse stock split could adversely affect the liquidity of our common stock. Although the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

•	A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of common stock.

•
There can be no assurance that the market price per share of common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of common stock outstanding before the reverse stock split.

•
The total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

•
The increase in the ratio of authorized but unissued shares of common stock to issued shares of common stock resulting from the reverse stock split may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or Bylaws.

Implementation of the Reverse Stock Split
Effective Time. If Proposal 2 is approved at the annual meeting and the Board elects, in its sole discretion, at any time during the one year following stockholder approval to implement the reverse stock split, the reverse stock split will become effective upon the filing (the “Effective Time”) of the Reverse Split Amendment with the Secretary of State of the State of Nevada. The exact timing of the filing of the certificate of amendment that will effect the reverse stock split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. Our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse stock split if, at any time prior to filing the amendment to the Company’s articles of incorporation, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split. If a certificate of amendment effecting the reverse stock split has not been filed with the Secretary of State of the State of Nevada within one year after approval by the stockholders, our Board will abandon the reverse stock split.
Fractional Shares. We do not currently intend to issue fractional shares in connection with the reverse stock split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares to stockholders of record, we will round up to the next whole number of shares.
Exchange of Stock Certificates. Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the reverse stock split, subject to the treatment of fractional shares described above. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO.
Beneficial Holders of Common Stock. Upon the implementation of the reverse stock split, it is expected that shares held by stockholders through a bank, broker, custodian or other nominee will generally be treated in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and treatment of fractional share interests. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Certain Federal Income Tax Consequences of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the reverse stock split by a U.S. stockholder. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.
There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the reverse stock split.
This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the reverse stock split.
Based on the assumption that the reverse stock split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code (i.e. a deemed exchange of existing shares for newly-issued shares), and subject to the limitations and qualifications set forth in this discussion and the discussion below regarding the treatment of cash paid in lieu of fractional shares, the following U.S. federal income tax consequences will result from the reverse stock split:

•	A stockholder will not recognize gain or loss on the deemed exchange of shares pursuant to the reverse stock split;

•	the aggregate tax basis of the shares deemed received by a stockholder in the reverse stock split will be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor; and

•	the holding period of the shares received by a stockholder in the reverse stock split will include the holding period of the shares deemed surrendered therefor.
Vote Required for Approval
Provided a quorum is present, the affirmative vote of shares representing a majority of the voting power of the issued and outstanding common stock as of the record date is required to approve the grant of discretionary authority to our Board to amend our Amended and Restated Articles of Incorporation to effect the reverse stock split, at any time within one year after stockholder approval is obtained, within the range of one-for-two (1-for-2) to one-for-ten (1-for-10), with the exact ratio to be set within this range as determined by the Board of Directors in its sole discretion.
Board Recommendation
The Board unanimously recommends that stockholders vote “FOR” Proposal 2.

PROPOSAL NO. 3
AMENDMENT OF THE WAFERGEN BIO-SYSTEMS, INC.
2008 STOCK INCENTIVE PLAN

Our Board of Directors has unanimously approved for submission to a vote of our stockholders a proposal to amend the WaferGen Bio-systems, Inc. 2008 Stock Incentive Plan, as amended (the “2008 Plan”), which the Company’s stockholders originally adopted on June 5, 2008 and amended on December 4, 2009, September 16, 2010, December 30, 2011, May 29, 2014 and November 17, 2014, in each case following approval by the Board of Directors. The purpose of the 2008 Plan is to retain key employees, consultants and directors having experience and ability, to attract new employees, consultants and directors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of us and our subsidiaries. Our Board believes that grants of options and other forms of equity participation is an increasingly important means to retain and compensate employees, consultants and directors. The amendment to the 2008 Plan will only become effective if approved by our stockholders.
If approved by our stockholders, the amendment will make the following changes to the 2008 Plan:

•
an additional 2,500,000 shares of our common stock will be added to the 2008 Plan, for a maximum of 3,714,589 shares available for issuance under the 2008 Plan for all awards, including stock options, SARs, restricted stock units, and restricted shares;

•	annual individual award limits for non-employee directors will be added to the 2008 Plan;

•
annual individual limits will be added to the 2008 Plan for cash awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”);

•	a more Company-friendly definition of termination for “cause” will be included in the 2008 Plan;

•	a clawback provision will be added to the 2008 Plan; and

•	the expiration of date of the 2008 Plan will be extended until March 24, 2026, which is the 10-year anniversary of the date the Board approved the amendment to the 2008 Plan.
Additionally, stockholder approval of the amendment to the 2008 Plan will also constitute re-approval of the material terms of the 2008 Plan for purposes of Code Section 162(m). The Code Section 162(m) performance criteria and related features of the 2008 Plan are discussed below under the heading “Code Section 162(m).”
The number of shares of our common stock available under the 2008 Plan will be subject to adjustment in the event of a stock split, stock dividend or other extraordinary dividend, or other similar change in our common stock or our capital structure. The proposed amendment to the 2008 Plan, if approved by the stockholders, would be effective prior to giving effect to any reverse stock split effected under Proposal 2. Therefore, if a reverse stock split is authorized by the stockholders and the Board effects such a reverse stock split, the number of shares available under the 2008 Plan would be reduced accordingly.
Approval of the amendment to the 2008 Plan is critical to our ongoing effort to build stockholder value through retaining and motivating key employees. The purpose of the increase in available shares under the existing 2008 Plan is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our employees, consultants and directors. We believe that an adequate reserve of shares available for issuance under the 2008 Plan is essential to the Company’s success. The awards permitted under the amended 2008 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we compete. Such awards are also crucial to our ability to motivate employees to achieve our goals. Our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value.
As of March 31, 2016, the 2008 Plan had 9,362 shares remaining available for grant. As a result, we are limited in our ability to issue equity-based incentives to our key employees, consultants or our directors unless our stockholders approve an increase in the authorized shares available for issuance under the 2008 Plan. While we could increase cash compensation if we are unable to grant equity incentives, we have taken measures to conserve our use of cash and anticipate that we will have difficulty attracting, retaining, and motivating our key employees and our directors if we are unable to make equity grants to them. Equity awards are a more effective executive compensation vehicle than cash at a growth-oriented, entrepreneurial company because they deliver high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our stockholders to approve the amendment to the 2008 Plan as described herein.
Corporate Governance Aspects of the 2008 Plan
The 2008 Plan has been designed to include a number of provisions that promote best practices by reinforcing the alignment between incentive compensation arrangements for eligible plan participants and our stockholders’ interests. These provisions include, but are not limited to, the following:

•	Clawback. Plan awards are subject to clawback under any Company clawback policy and all applicable laws requiring the clawback of compensation.

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No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs generally may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•	No Repricing without Stockholder Approval. The plan specifically prohibits the repricing of options or SARs without stockholder approval.

•	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the plan administrator.

•	No Evergreen Provision. The plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.

•	No Automatic Grants. The plan does not provide for automatic grants to any participant.

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Double-Trigger Acceleration. The Company does not accelerate vesting of awards held by employee participants that are assumed or replaced by the resulting entity after a change in control unless the participant’s employment is also involuntarily terminated within two years after the change in control.

•	No Tax Gross-Ups. The plan does not provide for any tax gross-ups.

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Multiple Award Types. The plan permits the issuance of nonqualified stock options, stock appreciation rights, restricted stock units, restricted stock awards and other types of equity grants, subject to the share limits of the plan, as well as cash awards. This breadth of award types will enable the plan administrator to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

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Tax-Deductible Awards. The plan contains provisions that are required for future awards to certain covered employees (including cash awards) to be eligible to be deductible under Code Section 162(m) as “performance-based compensation.”

•	Director Limits. The plan contains annual limits on the amount of awards that may be granted to non-employee directors.
General Description
A general description of the principal terms of the 2008 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2008 Plan. Language that will be added to the 2008 Plan as a result of the amendment is shown in bold text in Appendix B.
The information provided above under the caption “Equity Compensation Plan Information” is incorporated herein by reference.

Purpose
The purpose of the 2008 Plan is to provide our employees, consultants and directors, whose present and potential contributions are important to our success, an incentive, through ownership of our common stock, to continue in service to us, and to help us compete effectively with other enterprises for the services of qualified individuals. Employees, directors, and consultants of the Company and its subsidiaries are eligible to receive awards under the 2008 Plan.
Shares Reserved for Issuance under the 2008 Plan
If approved by our stockholders, an additional 2,500,000 shares of our common stock will be added to the 2008 Plan, for a total of 3,714,589 shares of our common stock available for issuance under the 2008 Plan pursuant to any type of award. All of the shares available for issuance under the 2008 Plan will be available for grant as incentive stock options. The number of shares of our common stock available under the 2008 Plan will be subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in our common stock or our capital structure.
As of March 31, 2016, awards with respect to 1,334,332 shares of common stock had been issued under the 2008 Plan. Out of those awards, 102,318 shares of common stock have been issued, 1,127,347 shares of common stock remain subject to issuance under outstanding awards and awards with respect to 104,667 shares of common stock have expired or been forfeited. Any shares covered by an award that is forfeited, canceled or expires (whether voluntarily or involuntarily) are deemed not to have been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2008 Plan. As of March 31, 2016, 9,362 shares of common stock remain available to be issued pursuant to awards under the 2008 Plan. If the proposed amendment is approved, on a pro forma basis as of March 31, 2016, 2,509,362 shares of common stock would remain available to be issued pursuant to awards under the 2008 Plan. However, as described below under the heading “—New Plan Benefits”, if the proposed amendment is approved, 292,345 options will be issued to Dr. Trifunovich, reducing the available number of shares of common stock under the 2008 Plan to 2,217,017.
The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,500,000 shares. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Code Section 162(m), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,500,000 shares. The foregoing limitations will be adjusted proportionately by the Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination will be final, binding and conclusive. For cash awards that are intended to be performance-based compensation under Code Section 162(m), the maximum amount that may be granted to any participant in any calendar year will be $5,000,000.
The maximum value of awards granted under the 2008 Plan during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of the Company or any related entity during the calendar year, may not exceed $300,000 (calculating the value of any equity compensation plan awards based on their grant date fair value for financial reporting purposes).
Administration
The 2008 Plan will be administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the “Administrator”), defined as our Board or one or more committees designated by the Board. The amended 2008 Plan will initially be administered by our Board. To the extent Code Section 162(m) is applicable and relief from the limitation under Code Section 162(m) is necessary, then the 2008 Plan will be administered by a committee constituted in such a manner as to satisfy Code Section 162(m) and such other applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Share Counting
Shares that actually have been issued under the 2008 Plan pursuant to an award will not be returned to the 2008 Plan and will not become available for future issuance under the 2008 Plan, except that if unvested shares are forfeited or repurchased by the Company, such shares will become available for future grant under the 2008 Plan. To the extent not prohibited by the listing requirements of any stock exchange or national market system on which the shares are traded and applicable laws, any shares covered by an award which are surrendered (i) in payment of the award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an award will be deemed not to have been issued for purposes of determining the maximum number of shares which may be issued pursuant to all awards under the 2008 Plan, unless otherwise determined by the Administrator. In the case of any awards under the 2008 Plan issued in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity, whether by merger, stock purchase, asset purchase or other form of transaction, such substitute award will not be counted against the shares available for issuance as awards under the 2008 Plan.
Terms and Conditions of Awards
The 2008 Plan provides for the grant of stock options, restricted stock, restricted stock units, dividend equivalent rights, stock appreciation rights and cash awards (collectively referred to as “awards”). Stock options granted under the 2008 Plan may be either incentive stock options under the provisions of Code Section 422, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, directors and consultants or to employees, directors and consultants of our related entities. To the extent that the aggregate fair market value of shares of our common stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options will be treated as nonqualified stock options. Under the 2008 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2008 Plan will be designated in an award agreement.
The Administrator may issue awards under the 2008 Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction. Subject to applicable laws and except as otherwise provided by our Board, the Administrator has the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of our common stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above under “Shares Reserved for Issuance under the 2008 Plan”), to approve award agreements for use under the 2008 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the 2008 Plan, to construe and interpret the terms of the 2008 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2008 Plan, as the Administrator deems appropriate.
The term of any award granted under the 2008 Plan will be stated in the applicable award agreement but may not exceed a term of more than seven years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program the Administrator may establish in its discretion.
The 2008 Plan authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us). In the case of stock appreciation rights, the base appreciation amount will not be less than 100% of the fair market value of the common stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, will be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2008 Plan, the exercise or purchase price will be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of our common stock or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.
The 2008 Plan provides that any amendment that would adversely affect the participant’s rights under an outstanding award will not be made without the participant’s written consent; provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option will not be treated as adversely affecting the rights of the participant. The 2008 Plan also provides that stockholder approval is required in order to (i) reduce the exercise price of any option or the base appreciation amount of any stock appreciation right awarded under the 2008 Plan or (ii) cancel any option or stock appreciation right awarded under the 2008 Plan in exchange for another award at a time when the exercise price exceeds the fair market value of the underlying shares unless the cancellation and exchange occurs in connection with a Corporate Transaction (as defined in the 2008 Plan). However, canceling an option or stock appreciation right in exchange for another option, stock appreciation right, restricted stock award or other award, with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original option or stock appreciation right will not require stockholder approval.
Under the 2008 Plan, the Administrator may establish one or more programs under the 2008 Plan to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2008 Plan separate programs for the grant of particular forms of awards to one or more classes of participants.
Termination of Service
An award may not be exercised after the termination date of such award as set forth in the award agreement. To the extent required by applicable laws, an option will generally be exercisable following termination of service for at least 30 days following such termination (and at least six months if such termination is due to death or disability). A participant’s award agreement may provide that, if the participant’s service is terminated for cause, the award will expire concurrently with such termination. Following termination of service, the award will terminate to the extent not exercised on the last day of the specified period in the award agreement or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, will convert automatically to a nonqualified stock option and thereafter will be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.
Transferability of Awards
Under the 2008 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards will be transferable only by will and by the laws of descent and distribution and during the lifetime of a participant, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made to family members as gifts or pursuant to a domestic relation order. The 2008 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.
Code Section 162(m)
The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,500,000 shares. The foregoing limitation will be adjusted proportionately by the Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination will be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to our “covered employees” (as described below).

An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price or base appreciation amount equal to the fair market value of our common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Code Section 162(m) or the regulations thereunder, in applying the foregoing limitations, if any option or stock appreciation right is canceled, the cancelled award will continue to count against the maximum number of shares of our common stock with respect to which an award may be granted to a participant.
For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Code Section 162(m), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,500,000 shares. The foregoing limitation will be adjusted proportionately by the Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination will be final, binding and conclusive. For cash awards that are intended to be performance-based compensation under Code Section 162(m), the maximum amount that may be granted to any participant in any calendar year will be $5,000,000.
In order for an award of cash or restricted stock or restricted stock units to qualify as performance-based compensation under Code Section 162(m), the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates (or, if earlier, the date after which 25% of the period of service to which the performance goal relates has elapsed) and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.
The 2008 Plan includes the following performance criteria that may be considered, individually or in the aggregate, by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) income, (x) operating income, (xi) net operating income, (xii) pre-tax profit, (xiii) cash flow, (xiv) revenue, (xv) expenses, (xvi) earnings before interest, taxes and depreciation, (xvii) economic value added, (xviii) market share or (xix) any combination or derivation of the foregoing performance criteria. The performance criteria may be applicable to the Company, any parent or subsidiary of the Company and/or any individual business units of the Company or any parent or subsidiary of the Company. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the award agreement. In addition, the performance criteria will be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the award intended to qualify as performance-based compensation under Code Section 162(m). Each such adjustment, if any, will be made solely for the purpose of providing a consistent basis from period-to-period for the calculation of performance criteria in order to prevent the dilution or enlargement of the participant’s rights with respect to an award intended to qualify as performance-based compensation.
Under Code Section 162(m), a “covered employee” is the Company’s Chief Executive Officer and the three other most highly compensated officers of the Company other than the Chief Financial Officer.
Stockholder approval of the amendment to the 2008 Plan will also constitute re-approval of the material terms of the 2008 Plan for purposes of Code Section 162(m), as described above.
Change in Capitalization
Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding awards, the number of shares of our common stock that have been authorized for issuance under the 2008 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, will be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or similar event affecting our common stock, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us or (iii) any other transaction with respect to our common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of us will not be deemed to have been “effected without receipt of consideration.”
In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator will make adjustments in connection with the events described in the preceding sentence or substitute, exchange or grant awards with respect to the shares of a related entity (collectively “adjustments”). Any such adjustments to outstanding awards will be effected in a manner that precludes the material enlargement of rights and benefits under such awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, will be made by the Administrator and its determination will be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of awards or other issuance of shares of common stock, cash or other consideration pursuant to awards during certain periods of time. Except as the Administrator determines, no issuance of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment by reason hereof will be made with respect to, the number or price of shares of common stock subject to an award.
Corporate Transactions and Changes in Control
Effective upon the consummation of a Corporate Transaction, all outstanding awards will terminate. However, all such awards will not terminate to the extent the contractual obligations represented by the awards are assumed by the successor entity. In addition and except as otherwise provided in an individual award agreement, assumed or replaced awards will automatically become fully vested if a participant’s service is terminated by the acquirer without cause within 12 months after a corporate transaction. In the event of a corporate transaction where the acquirer does not assume or replace awards granted under the 2008 Plan, all of these awards become fully vested immediately prior to the consummation of the corporate transaction.
In the event of a change in control and except as otherwise provided in an individual award agreement, outstanding awards will automatically become fully vested if a participant’s service is terminated by the acquirer without cause within 12 months after such change in control.
Under the 2008 Plan, a Corporate Transaction is generally defined as:

•	The acquisition of beneficial ownership of 50% or more of the total voting power of our common stock by any individual or entity or related group of persons;

•	a sale, transfer or other disposition of all or substantially all of our assets;

•	a merger or consolidation in which we are not the surviving entity;

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a reverse merger in which we are the surviving entity but, among other things, more than 50% of the total voting power of our common stock is acquired by any individual or entity or related group of persons who are different from those who held such common stock immediately prior to such merger; or

•	our complete liquidation or dissolution.
Under the 2008 Plan, a Change in Control is generally defined as:

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acquisition of beneficial ownership of 50% or more of the total voting power of our common stock by any individual or entity or related group of persons pursuant to a tender or exchange offer which a majority of our Board members (who have either been Board members continuously for a period of at least 12 months or have been Board members for less than 12 months and were elected or nominated for election by at least a majority of Board members who have served on our Board for at least 12 months) do not recommend our stockholders accept; or

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a change in the composition of our Board over a period of 12 months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who have either been Board members continuously for a period of at least 12 months or have been Board members for less than 12 months and were elected or nominated for election by at least a majority of Board members who have served on our Board for at least 12 months.

Amendment, Suspension or Termination of the 2008 Plan
The Board may at any time amend, suspend or terminate the 2008 Plan. Pursuant to the amendment, the term of the 2008 Plan will be extended until March 24, 2026, unless sooner terminated by our Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we will obtain stockholder approval of any such amendment to the 2008 Plan in such a manner and to such a degree as is required. No suspension or termination of the 2008 Plan will adversely affect any rights under awards already granted to a participant.
Clawback
All awards, amounts or benefits received or outstanding under the 2008 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A participant’s acceptance of an award under the 2008 Plan will be deemed to constitute the participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the participant, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.
Certain Federal Tax Consequences
THIS DISCUSSION OF TAX ISSUES HAS NOT BEEN PREPARED, AND MAY NOT BE RELIED UPON BY ANY PERSON, FOR PROTECTION AGAINST ANY U.S. FEDERAL TAX PENALTY. THIS DISCUSSION IS WRITTEN TO SUPPORT PROPOSAL 3. EACH STOCKHOLDER SHOULD SEEK ADVICE BASED ON THE STOCKHOLDER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
THIS DISCUSSION ADDRESSES ONLY FEDERAL U.S. TAX ISSUES. IT IS NOT BINDING ON THE INTERNAL REVENUE SERVICE. IT IS BASED UPON THE LAWS, REGULATIONS, RULINGS AND DECISIONS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY WITH RETROACTIVE EFFECT.
Nonqualified Stock Options
The grant of a nonqualified stock option under the 2008 Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Code Section 162(m) and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.
Incentive Stock Options
The grant of an incentive stock option under the 2008 Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.
If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Code Section 162(m) and so long as the participant’s total compensation is deemed reasonable in amount.
The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.
If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
Restricted Stock
The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. Recipients who are employees are subject to withholding for federal income and employment tax purposes with respect to such income. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Code Section 162(m) and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.
Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient.
The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Stock Appreciation Rights
Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Code Section 162(m) and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
Restricted Stock Units
Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above.
That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Code Section 162(m) and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
Dividends and Dividend Equivalents
Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Code Section 162(m) and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.
New Plan Benefits
Under Dr. Trifunovich’s employment agreement, as amended, Dr. Trifunovich is entitled to additional annual option awards at the beginning of each year as necessary to bring his fully diluted equity interest in the Company to 2.5% at the time of each such grant pursuant to the terms of his employment agreement. To comply with this requirement, on January 22, 2016, the Company granted Mr. Trifunovich options to purchase 292,345 shares of common stock at a price of $0.56 per share. The grant was contingent on stockholder approval of an amendment to the 2008 Plan to increase the number of shares issuable under the 2008 Plan by at least 2,000,000 shares. If the Company’s stockholders do not approve such an amendment, the 292,345 options will automatically convert to a cash-settled stock appreciation right that is subject to the same terms and conditions.
The amendment provided for by Proposal 3 would satisfy the contingency in Dr. Trifunovich’s January 22, 2016 option award.

The table below describes the benefits of the above-described expected award grant pursuant to the 2008 Plan:

Awards Initially Expected in Connection with the Proposed Amendment to the 2008 Stock Incentive Plan

Name and Position	Net Dollar Value ($)	Number of Options	Number of SARs
Dr. Ivan Trifunovich	—	292,345	(292,345)
Michael P. Henighan	—	—	—
Executive Group	—	292,345	(292,345)
Non-Executive Director Group	—	—	—

Awards under the 2008 Plan are at the discretion of the Administrator. Accordingly, except as described above, the benefits to be received by our directors, executive officers and employees pursuant to the amendment to the 2008 Plan are not determinable at this time.
Vote Required for Approval
Provided a quorum is present, the affirmative vote of holders of a majority of the voting power of the shares of common stock, present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment of the 2008 Plan.
Board Recommendation
The Board unanimously recommends that stockholders vote “FOR” Proposal 3.

PROPOSAL NO. 4
RATIFICATION OF SELECTION OF INDEPENDENT
AUDITORS

The firm of SingerLewak LLP (“SingerLewak”) has been retained as our independent auditors for the fiscal year ending December 31, 2016, and our Board of Directors is asking our stockholders to ratify this selection.

In the event our stockholders fail to ratify the selection of SingerLewak, our Audit Committee will reconsider the selection. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the fiscal year if our Audit Committee believes that such a change would be in our best interests and the best interests of our stockholders.

A representative of SingerLewak is expected to be present at the annual meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

The following is a summary of the fees billed by SingerLewak LLP for professional services rendered in connection with the fiscal years ended December 31, 2015 and 2014.

	2015	2014
Audit fees	$166,500	$167,794
Audit related fees	81,069	125,174
Tax fees	14,375	11,613
All other fees	—	—
Total Fees	$261,944	$304,581

Audit Fees

Audit fees consist of fees and reimbursement of expenses for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements.

Audit Related Fees

Audit related fees consist of services provided in connection with other statutory or regulatory filings that are not included under audit fees.

Tax Fees

Tax fees consist of fees and reimbursement of expenses for professional services provided in connection with the preparation of the Company’s federal and state tax returns.

Pre-Approval Policies and Procedures

Our Audit Committee policy is to pre-approve all services to be provided by our principal independent accountants. Our Audit Committee has delegated its Chairman ongoing authority to approve expenditures up to $25,000, to be ratified by the Audit Committee at a later date. The full Audit Committee pre-approves expenditures in excess of $25,000.

All services provided by our principal independent accountants during the fiscal years ended December 31, 2015 and 2014, were pre-approved by our Audit Committee.

Vote Required for Approval

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present or represented at the 2016 Annual Meeting, in person or by proxy, and voting on such ratification.

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” Proposal 4.

PROPOSAL NO. 5
ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are providing our stockholders with the opportunity express their views on our named executive officers’ compensation by casting their vote on this Proposal 5. This non-binding, advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this proxy statement.
Our executive compensation program, which is described in detail in the “Executive Compensation” section beginning on page 12, is designed to balance the goals of attracting and retaining talented executives who are motivated to achieve our annual and long-term strategic goals while keeping the program affordable and appropriately aligned with stockholder interests. We believe that our executive compensation program accomplishes these goals in a way that is consistent with our purpose and core values and the long-term interests of the Company and its stockholders.
Although the vote on this Proposal 5 regarding the compensation of our named executive officers is not binding, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements.
If this proposal is approved, our stockholders will be approving the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2016 Annual Meeting of Stockholders, is hereby approved.
Vote Required for Approval
The foregoing resolution will be approved if holders of a majority of the shares present or represented at the 2016 Annual Meeting, in person or by proxy, and voting on Proposal 5 vote in favor of such resolution.
Board Recommendation
The Board unanimously recommends that stockholders vote “FOR” Proposal 5.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
This proxy statement, and the information incorporated by reference into this proxy statement, include forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from historical experience or our present expectations. Factors that could cause these differences include, but may not be limited to, the factors set forth in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our most recent Form 10-K and other reports subsequently filed with the SEC.
The forward-looking statements made in this report, or incorporated herein by reference, relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Caution should be taken not to place undue reliance on our forward-looking statements.
STOCKHOLDER PROPOSALS
Stockholder Proposals Under Rule 14a-8. In order for a stockholder proposal to be eligible for inclusion in our proxy statement under SEC rules for the 2016 annual meeting of stockholders, the written proposal must be received by our Corporate Secretary at our offices no later than the close of business on December 21, 2016, and must comply with the requirements of Rule 14a-8 established by the SEC. Proposals should be addressed to: WaferGen Bio-systems, Inc., 34700 Campus Drive, Fremont, California 94555, Attention: Corporate Secretary.

Stockholder Proposals Under the Company’s Bylaws. Our bylaws provide that, in order for a stockholder proposal to be submitted at the 2017 annual meeting of stockholders, including nominations for candidates for election as directors, written notice to our Corporate Secretary of such proposal must be received at our executive offices:

•	not earlier than January 25, 2017; and

•	not later than February 24, 2017.

If the date of the 2017 annual meeting of stockholders is moved more than 30 days before or 60 days after the first anniversary of the 2016 annual meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 90 days prior to the meeting and not later than the close of business on the later of the following two dates:

•	60 days prior to the meeting; and

•	10 days after public announcement of the meeting date.

The stockholder proposal submission requirements set forth in our bylaws are independent of, and in addition to, the notice requirements under Rule 14a-8, as discussed above, for inclusion of a stockholder proposal in our proxy materials.

Our bylaws require that a stockholder must provide certain information concerning the proposing person, the nominee and the proposal, as applicable. Nominations and proposals not meeting the requirements set forth in our bylaws will not be entertained at the 2017 annual meeting of stockholders. Stockholders should contact the Corporate Secretary in writing at 34700 Campus Drive Parkway, Fremont, California 94555, to obtain additional information as to the proper form and content of stockholder nominations or proposals.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2014, our Board of Directors adopted a written policy with regard to related person transactions, which sets forth our procedures and standards for the review, approval or ratification of any transaction required to be reported in our filings with the SEC or in which one of our executive officers or directors has a direct or indirect material financial interest, with limited exceptions. Our policy is that the Audit Committee shall review the material facts of all related person transactions (as defined in the related person transaction approval policy) and either approve or disapprove of the entry into any related person transaction. In the event that obtaining the advance approval of the Audit Committee is not feasible, the Audit Committee shall consider the related person transaction and, if the Audit Committee determines it to be appropriate, may ratify the related person transaction. In determining whether to approve or ratify a related person transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related person transaction is on terms comparable to those available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction.
Other than as described below, and for compensation agreements and other arrangements which are described above under the heading “EXECUTIVE COMPENSATION,” during 2015 there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.
2015 Public Offering
On October 21, 2015, we completed a public offering (the “2015 Public Offering”) of 392 Class A Units and 1,108 Class B Units for $10,000 per Class A Unit or Class B Unit. Each Class A Unit consisted of 10,000 shares of our common stock and 10,000 warrants to purchase one share of our common stock. Each Class B Unit consisted of one share of Series 2 Convertible Preferred Stock, par value $0.001 per share, convertible into 10,000 shares of common stock, and 10,000 warrants to purchase shares of common stock. In aggregate, we issued 6,170,000 shares of our common stock (inclusive of 2,250,000 shares issued upon exercise of the overallotment option granted to the underwriters), 1,108 shares of Series 2 Convertible Preferred Stock (each convertible into 10,000 shares of common stock, subject to certain ownership limitations) and 17,250,000 warrants to purchase shares of our common stock (inclusive of 2,250,000 warrants issued upon exercise of the overallotment option granted to the underwriters). Subject to certain ownership limitations, the warrants are exercisable at any time within five years of their issuance date at an exercise price of $1.44 per share.
As indicated in the below table, the investors in the 2015 Public Offering included our chief executive officer at that time:

Name of Beneficial Owner	Common Stock	Shares of Series 2 Convertible Preferred Stock	Warrants to Purchase Shares of Common Stock
Directors and Executive Officers:
Rolland Carlson	200,000	—	200,000

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
The SEC has adopted rules that permit us to send a single set of proxy materials to any household at which two or more stockholders reside if we believe they are members of the same family. Each stockholder will continue to receive a separate proxy card. However, upon written request to our Secretary, Michael P. Henighan, at our principal executive offices located at 34700 Campus Drive, Fremont, California 94555 or by telephone to (510) 651-4450, you may revoke your decision to household, and we will deliver a separate copy of the annual report or proxy statement, as applicable, to you at the shared address within 30 days of your request. Similarly, you may also contact our Secretary, Michael P. Henighan, if you received multiple copies of the proxy statement and would prefer to receive a single copy in the future.
A number of brokerage firms have already instituted householding. If your family has multiple accounts of our stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1–800–SEC–0330 for further information on the operation of its Public Reference Room.
We incorporate by reference in this proxy statement Items 7, 8 and 9 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.
OTHER MATTERS
We do not know of any items, other than those referred to in the accompanying notice of annual meeting of stockholders, which may properly come before the annual meeting or other matters incident to the conduct of the meeting. If any other matters properly come before the annual meeting, it is intended that the proxies will be voted in accordance with the discretion of the proxy holders.

By Order of the Board of Directors,

Michael P. Henighan
Secretary

Fremont, California
April 12, 2016

Appendix A

Form of Certificate of Amendment
to Articles of Incorporation
For Nevada Profit Corporations

1.	Name of Corporation: WaferGen Bio-systems, Inc.

2.	The Amended and Restated Articles of Incorporation (the “Articles”) have been amended as follows:
Article FOURTH is hereby amended by adding the following paragraph immediately after the second paragraph of Article Fourth:
Upon the effective date and time of the filing of this Certificate of Amendment with the Secretary of State of the State of Nevada (the “Third Effective Time”), each [Ù] shares of Common Stock issued and outstanding immediately prior to the Third Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Third Reverse Stock Split”). The Third Reverse Stock Split shall not affect the total number of shares of Common Stock that this corporation is authorized to issue, which shall remain as set forth in the first sentence of this Part A. of Article FOURTH. No fractional shares shall be issued in connection with the Third Reverse Stock Split. Shares shall be rounded up to the nearest whole share. Each certificate that immediately prior to the Third Effective Time represented shares of Common Stock (“Third Reverse Stock Split Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Third Reverse Stock Split Old Certificates shall have been combined, subject to the rounding up of any fractional share interests as described above.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___________

4.	Effective date of filing (optional): ___________ (must not be later than 90 days after the certificate is filed)

5.	Officer Signature (Required): ______________________

A-1

Appendix B

AMENDMENT TO THE
2008 STOCK INCENTIVE PLAN

WAFERGEN BIO-SYSTEMS, INC.
2008 STOCK INCENTIVE PLAN (AS AMENDED)
1.    Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.
2.    Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.
(a)    “Administrator” means the Board or any of the Committees appointed to administer the Plan.
(b)    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.
(c)    “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of California and, to the extent other than California, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.
(d)    “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.
(e)    “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.
(f)    “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.
(g)    “Board” means the Board of Directors of the Company.
(h)    “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs. A termination for Cause shall be deemed to include a determination by the Administrator or its designee following a Grantee’s termination of Continuous Service that circumstances existing prior to such termination would have entitled the Company or a Related Entity to have terminated the Grantee’s Continuous Service for Cause. All rights a Grantee has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Administrator or its designee, or during any negotiations between the Administrator or its designee and the Grantee, regarding any actual or alleged act or omission by the Grantee of the type described in the applicable definition of Cause.
(i)    “Change in Control” means a change in ownership or control of the Company affected through either of the following transactions:
(i)    the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or
(ii)    a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.
(j)    “Code” means the Internal Revenue Code of 1986, as amended.
(k)    “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.
(l)    “Common Stock” means the common stock of the Company.
(m)    “Company” means WaferGen Bio-systems, Inc., a Nevada corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.
(n)    “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity and who qualifies as a consultant or advisor for purposes of Form S-8.
(o)    “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.
(p)    “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.
(q)    “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:
(i)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
(ii)     the sale, transfer or other disposition of all or substantially all of the assets of the Company;
(iii)    the complete liquidation or dissolution of the Company;
(iv)    any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or
(v)    acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.
(r)    “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.
(s)    “Director” means a member of the board or the Board of Directors of any Related Entity.
(t)    “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.
(u)    “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.
(v)    “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
(w)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)    If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)    If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)    In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Applicable Laws.
(y)    “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.
(z)    “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.
(aa)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(bb)    “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(cc)    “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(dd)    “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.
(ee)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(ff)    “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.
(gg)    “Plan” means this 2008 Stock Incentive Plan.

(hh)    “Post-Termination Exercise Period” means the period specified in the Award Agreement and to the extent required by Applicable Laws, shall be a period of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be required by Applicable Laws upon death or Disability.
(ii)    “Related Entity” means any Parent or Subsidiary of the Company.
(jj)    “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.
(kk)    “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.
(ll)    “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.
(mm)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
(nn)    “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.
(oo)    “Share” means a share of the Common Stock.
(pp)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.    Stock Subject to the Plan.
(a)    Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is Three Million Seven Hundred Fourteen Thousand Five Hundred Eighty-Nine (3,714,589) Shares. The total number of Shares described in the preceding sentence shall be available for issuance under Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock.
(b)    Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The NASDAQ Stock Market LLC (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator. In the case of any Substitute Award, such Substitute Award shall not be counted against the Shares available for issuance as Awards.
4.    Administration of the Plan.

(a)    Plan Administrator.
(i)    Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
(ii)    Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.
(iii)    Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.
(iv)    Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.
(b)    Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:
(i)    to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
(ii)    to determine whether and to what extent Awards are granted hereunder;
(iii)    to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
(iv)    to approve forms of Award Agreements for use under the Plan;
(v)    to determine the terms and conditions of any Award granted hereunder;
(vi)    to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;
(vii)    to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee (B) the reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option or

SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction. Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Stock, or other Award with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original Option or SAR shall not be subject to stockholder approval;
(viii)    to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and
(ix)    to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.
(c)    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.
5.    Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.
6.    Terms and Conditions of Awards.
(a)    Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.
(b)    Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of

Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
(c)    Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) income (x) operating income, (xi) net operating income, (xii) pre-tax profit, (xiii) cash flow, (xiv) revenue, (xv) expenses, (xvi) earnings before interest, taxes and depreciation, (xvii) economic value added; (xviii) market share; or (xiv) any combination or derivation of the foregoing performance criteria. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.
(d)    Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity, whether by merger, stock purchase, asset purchase or other form of transaction (a “Substitute Award”).
(e)    Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.
(f)    Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.
(g)    Individual Limitations on Awards.
(i)    Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be One Million Five Hundred Thousand (1,500,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.
(ii)    Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be One Million Five Hundred Thousand (1,500,000). The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.
(iii)    Individual Limit for Cash Awards. For cash Awards that are intended to be Performance-Based Compensation, the maximum amount that may be granted to any Grantee in any calendar year shall be $5,000,000.
(iv)    Individual Limit for Non-Employee Director Awards. The maximum value of Awards granted during any calendar year to any non-employee Director, taken together with any cash fees paid to such non-employee Director during the calendar year and the value of awards granted to the non-employee Director under any other equity compensation plan of the Company or any Related Entity during the calendar year, shall not exceed $300,000 (calculating the value of any Awards or other equity compensation plan awards based on the grant date fair value for financial reporting purposes).
(h)    Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
(i)    Term of Award. The term of each Award shall be no more than seven (7) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.
(j)    Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.
(k)    Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.
7.    Award Exercise or Purchase Price, Consideration and Taxes.
(a)    Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:
(i)    In the case of an Incentive Stock Option:

(A)     granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or
(B)    granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(ii)    In the case of a Non-Qualified Stock Option, the per Share exercise price shall be such price as is determined by the Administrator.
(iii)     In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(iv)    In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(v)    In the case of the sale of Shares, the per Share purchase price, if any, shall be such price as is determined by the Administrator.
(vi)    In the case of other Awards, such price as is determined by the Administrator.
(vii)    Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.
(b)    Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:
(i)    cash;
(ii)    check;
(iii)    delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law);
(iv)    surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;
(v)    with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;
(vi)    with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or
(vii)    any combination of the foregoing methods of payment.
The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.
(c)    Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).
(d)    Book Entry. Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.
8.    Exercise of Award.
(a)    Procedure for Exercise; Rights as a Stockholder.
(i)    Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.
(ii)    An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).
(b)    Exercise of Award Following Termination of Continuous Service. To the extent required under Applicable Laws, in the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death (but not in the event of a Grantee’s change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate. If Applicable Laws allow for a shorter or longer Post-Termination Exercise Period, the Award may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(c)     Disability of Grantee. To the extent required under Applicable Laws, in the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate. If Applicable Laws allow for a shorter or longer Post-Termination Exercise Period upon a Grantee’s Continuous Service as a result of Disability, the Award may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.
(d)    Death of Grantee. To the extent required under Applicable Laws, in the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate. If Applicable Laws allow for a shorter or longer Post-Termination Exercise Period upon a termination of the Grantee’s Continuous Service as a result of his or her death, the Award may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.
(e)    Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 8 is prevented by the provisions of Section 9 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.
9.    Conditions upon Issuance of Shares; Compliance with Laws.
(a)    If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to affect any registration or qualification of the Shares under federal or state laws.
(b)    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
(c)    The Plan is intended to comply with Section 25102(o) of the California Corporations Code. In that regard, to the extent required by Section 25102(o), (i) the terms of any Options, to the extent vested and exercisable upon a Grantee’s termination of Continuous Service, shall include any minimum exercise periods following termination of Continuous Service specified by Section 25102(o), and (ii) any repurchase right of the Company with respect to issued Shares shall include a minimum 90-day notice requirement. Any provision of the Plan that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company, be reformed to comply with the requirements of Section 25102(o).

(d)    During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
10.    Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.
11.    Corporate Transactions and Changes in Control.
(a)    Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.
(b)    Acceleration of Award Upon Corporate Transaction or Change in Control.
(i)    Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:
(A)     for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and
(B)    for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

For Awards that have an exercise feature, the portion of the Award that is not Assumed shall terminate under subsection (a) of this Section 11 to the extent not exercised prior to the consummation of such Corporate Transaction.
(ii)    Change in Control. Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.
(c)    Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.
12.    Effective Date and Term of Plan. The effective date of the Plan is March 24, 2016, which is the date that it was adopted by the Board; provided, however, that such adoption is conditional and subject to approval of the Plan by the stockholders of the Company at their annual meeting on May 25, 2026, unless sooner terminated. The Plan shall continue in effect until March 24, 2026. Subject to Section 17 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.
13.    Amendment, Suspension or Termination of the Plan.
(a)    The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).
(b)    No Award may be granted during any suspension of the Plan or after termination of the Plan.
(c)    No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.
14.     Reservation of Shares.
(a)    The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
(b)    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
15.    No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.
16.    No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.
17.    Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether stockholder approval is obtained.
18.    Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
19.    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
20.    Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
21.    Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s termination of Continuous Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A of the Code and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.
22.    Clawback. All Awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any Applicable Law related to such actions, as may be in effect from time to time. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Award’s date of grant, and any provision of Applicable Law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or Applicable Law, without further consideration or action.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2016.

The notice of the annual meeting of stockholders and proxy statement are available at
http://www.cstproxy.com/wafergen/2016

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
PROXY FOR COMMON STOCK
WAFERGEN BIO-SYSTEMS, INC.
Annual Meeting of Stockholders, May 25, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF WAFERGEN BIO-SYSTEMS, INC.
The undersigned revokes all previous proxies, acknowledges receipt of the notice of the annual meeting of stockholders to be held on May 25, 2016, the proxy statement and all other proxy materials and appoints Ivan Trifunovich and Michael P. Henighan, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of WaferGen Bio-systems, Inc. that the undersigned is entitled to vote, either on his, her or its own behalf or on behalf of any entity or entities, at the annual meeting of the stockholders of the company to be held on May 25, 2016 at 1:00 p.m. Pacific Time at the company’s offices located at 34700 Campus Drive, Fremont, CA 94555, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side. If you plan to attend the annual meeting and require directions, please contact our Secretary, Michael P. Henighan, at (510) 651-4450.
The Board of Directors recommends a vote, with respect to Proposal 1, in favor of electing the seven nominees to the Board of Directors and “FOR” Proposals 2, 3, 4 and 5. You may mark your votes on the reverse side of this proxy card. This proxy, when properly executed, will be voted as specified on the reverse side. If no specification is made for a proposal listed on the reverse side, this proxy will be voted for such proposal. The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE VOTED ON REVERSE SIDE	SEE REVERSE SIDE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
ANNUAL MEETING PROXY CARD

Please mark your votes like this:	X
The Board of Directors recommends a vote “FOR” the director nominees.
Proposal 1: Elect seven (7) directors to serve for a one-year term ending in the year 2015 or until their successors are duly elected and qualified:
	FOR	WITHHOLD		FOR	WITHHOLD
01 – Rolland Carlson	☐	☐	05 – William McKenzie	☐	☐
02 – R. Dean Hautamaki	☐	☐	06 – Robert Schueren	☐	☐
03 – Makoto Kaneshiro	☐	☐	07 – Ivan Trifunovich	☐	☐
04 – Joel Kanter	☐	☐
The Board of Directors recommends a vote “FOR” the following proposals.

Proposal 2: Approve a grant of discretionary authority to the Board of Directors to amend the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock of the Company, at any time within one year after stockholder approval is obtained, by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set within this range as determined by the Board of Directors in its sole discretion.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 3: Amend the 2008 WaferGen Bio-systems, Inc. Stock Incentive Plan to, among other things, increase the number of shares of Common Stock that may be issued pursuant to awards thereunder from 1,214,589 shares to 3,714,589 shares, extend the plan’s expiration date, and re-approve the material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code of 1986.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 4: Ratify the selection of SingerLewak LLP as the independent auditors for the fiscal year ending December 31, 2016.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 5: Approve, by advisory (non-binding) vote, the compensation to be paid to the named executive officers of WaferGen Bio-systems, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2, 3, 4 AND 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date	, 2016
NOTE: Sign exactly as your name(s) appears on your stock certificate(s). If the shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.